  As filed with the Securities and Exchange Commission on September 28, 2000.

                                             1933 Act Registration No. 333-16611
                                             1940 Act Registration No. 811-07943
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                   Form N-1A


      REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT OF 1933            [_]

      Pre-Effective Amendment No.        [_]

      Post-Effective Amendment No. 5     [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]

      Amendment No. 5                    [X]

                        (Check appropriate box or boxes)

                                --------------

                        Nuveen Multistate Trust III
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago, Illinois                    60606
  (Address of Principal Executive Office)                  (Zip Code)


       Registrant's Telephone Number, including Area Code: (312) 917-7700

  Gifford R. Zimmerman, Esq.--Vice President           With a copy to:
               and Secretary                          Thomas S. Harman
            333 West Wacker Drive                   Morgan Lewis & Bockius LLP
           Chicago, Illinois 60606                     1800 M. Street, N.W.
   (Name and Address of Agent for Service)           Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box):
[X] Immediately upon filing pursuant      [_] on (date) pursuant to paragraph
    to paragraph (b)                          (a)(1)
[_] on         pursuant to paragraph (b)  [_] 75 days after filing pursuant to paragraph (a)(2)
[_] 60 days after filing pursuant         [_] on (date) pursuant to paragraph
    to paragraph (a)(1)                       (a)(2) of Rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-16611

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07943

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus For:

                    Nuveen Georgia Municipal Bond Fund

                    Nuveen Louisiana Municipal Bond Fund

                    Nuveen North Carolina Municipal Bond Fund

                    Nuveen Tennessee Municipal Bond Fund

                 Part B-The Statement of Additional Information

                 Copy of the Annual Report to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                                                                  NUVEEN
                                                                     Investments

--------------------------------------------------------------------------------

Municipal Bond Funds

                       --------------------------------------------------------
                        PROSPECTUS   SEPTEMBER 28, 2000
--------------------------------------------------------------------------------

  Dependable, tax-free income to help you keep more of what you earn.

                             [PHOTOS APPEAR HERE]


                                  INVEST WELL

                                  LOOK AHEAD

                               LEAVE YOUR MARK/SM/


Georgia
Louisiana
North Carolina
Tennessee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information

Table of Contents

Section 1 The Funds
This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.


Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen Georgia Municipal Bond Fund                                             2
--------------------------------------------------------------------------------
Nuveen Louisiana Municipal Bond Fund                                           4
--------------------------------------------------------------------------------
Nuveen North Carolina Municipal Bond Fund                                      6
--------------------------------------------------------------------------------
Nuveen Tennessee Municipal Fund Fund                                           8
--------------------------------------------------------------------------------

Section 2 How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.


Who Manages the Funds                                                         10
--------------------------------------------------------------------------------
What Securities We Invest In                                                  11
--------------------------------------------------------------------------------
How We Select Investments                                                     13
--------------------------------------------------------------------------------
What the Risks Are                                                            13
--------------------------------------------------------------------------------
How We Manage Risk                                                            14
--------------------------------------------------------------------------------

Section 3 How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of our account.

What Share Classes We Offer                                                   15
--------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                               16
--------------------------------------------------------------------------------
How to Buy Shares                                                             17
--------------------------------------------------------------------------------
Systematic Investing                                                          17
--------------------------------------------------------------------------------
Systematic Withdrawal                                                         18
--------------------------------------------------------------------------------
Special Services                                                              19
--------------------------------------------------------------------------------
How to Sell Shares                                                            20
--------------------------------------------------------------------------------


Section 4 General Information
this section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                            22
--------------------------------------------------------------------------------
Distribution and Service Plans                                                23
--------------------------------------------------------------------------------
Net Asset Value                                                               24
--------------------------------------------------------------------------------
Fund Service Providers                                                        24
--------------------------------------------------------------------------------

Section 5 Financial Highlights
This section provides the funds' financial performance
for the past five years.                                                      25
--------------------------------------------------------------------------------

Appendix Additional State Information                                         29
--------------------------------------------------------------------------------

September 28, 2000

Section 1 the Funds



Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund


Introduction
This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

--------------------------------------------------------------------------------
 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------


                                                           Section 1 The funds 1

Nuveen Georgia Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Georgia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income; or

 . Set aside money systematically for retirement, estate planning or college funding.

You  should not invest in this fund if you seek to:

 .  Pursue long-term growth;

 .  Invest through an IRA or 401(k) plan; or

 .  Avoid fluctuations in share price.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/


                           [BAR CHART APPEARS HERE]

                            Class A Annual returns

1990           6.6
1991          11.7
1992           7.9
1993          11.7
1994          -6.1
1995          17.0
1996           3.8
1997          11.9
1998           5.4
1999          -5.4

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.96% and-5.67%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                             Average Annual Total Returns for
                           the Periods Ending December 31, 1999
                           ------------------------------------
Class                      1 Year        5 Year         10 Year
---------------------------------------------------------------
Class A (Offer)            -9.31%        5.35%           5.74%
Class B                    -9.57%        5.45%           5.72%
Class C                    -5.89%        5.70%           5.60%
Class R                    -5.10%        6.34%           6.23%
---------------------------------------------------------------
LB Market Benchmark/2/     -2.06%        6.91%           6.89%
Lipper Peer Group/3/       -4.51%        6.04%           6.11%
---------------------------------------------------------------

2    Section 1    The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                            A            B           C          R/5/
================================================================================
Maximum Sales Charge Imposed
on Purchases                         4.20%/6/      None        None        None
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends               None         None        None        None
--------------------------------------------------------------------------------
Exchange Fees                         None         None        None        None
--------------------------------------------------------------------------------
Deferred Sales Charge/7/              None/8/        5%/9/       1%/10/    None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets


Share Class                            A            B           C           R
================================================================================
Management Fees                       .55%         .55%        .55%        .55%
--------------------------------------------------------------------------------
12b-1 Distribution and Service Fees   .20%         .95%        .75%         --%
--------------------------------------------------------------------------------
Other Expenses                        .31%         .33%        .31%        .33%
================================================================================
Total Annual Fund Operating
Expenses-Gross+                      1.06%        1.83%       1.61%        .88%

     + After Expense Reimbursements
       Net expenses reflect a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.

     ---------------------------------------------------------------------------
       Expense Reimbursements        (.01%)       (.01%)      (.01%)      (.01%)
     ---------------------------------------------------------------------------
       Total  Annual Fund Operating
       Expenses-Net                  1.05%        1.82%       1.60%        .87%
     ---------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                               Redemption              No Redemption
Share Class          A       B       C       R       A       B       C       R
================================================================================
1 Year            $  524  $  581  $  164  $   90  $  524  $  186  $  164  $   90
--------------------------------------------------------------------------------
3 Years           $  743  $  892  $  508  $  281  $  743  $  576  $  508  $  281
--------------------------------------------------------------------------------
5 Years           $  980  $1,104  $  876  $  488  $  980  $  990  $  876  $  488
--------------------------------------------------------------------------------
10 Years          $1,660  $1,946  $1,911  $1,084  $1,660  $1,946  $1,911  $1,084
--------------------------------------------------------------------------------


How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics


Average Effective Maturity                                          21.92 years
--------------------------------------------------------------------------------
Average Duration                                                           8.96
--------------------------------------------------------------------------------
Weighted Average Credit Quality                                             AA+
--------------------------------------------------------------------------------
Number of Issues                                                             78
--------------------------------------------------------------------------------

Credit Quality


AAA/U.S. Guaranteed                                                         67%
--------------------------------------------------------------------------------
AA                                                                          11%
--------------------------------------------------------------------------------
A                                                                           14%
--------------------------------------------------------------------------------
BBB                                                                          6%
--------------------------------------------------------------------------------
NR                                                                           2%
--------------------------------------------------------------------------------

Sector Diversification (Top 5)


[Pie Chart Appears Here]

Tax Obligation-Limited 22%

Other 32%

Housing-Multifamily 17%

Water and Sewer 8%

U.S. Guaranteed 12%

Healthcare 9%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance f or periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the difference in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 4.06%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Georgia Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
                                                        Section 1  The Funds | 3

Nuveen Louisiana Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Louisiana bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
  . Earn regular monthly tax-free dividends;
  . Preserve investment capital over time;
  . Reduce taxes on investment income; or
  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
  . Pursue long-term growth;
  . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

1990      7.2
1991     13.8
1992      9.0
1993     13.2
1994     -6.2
1995     18.8
1996      4.8
1997      9.7

1998      6.1
1999     -6.2

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 7.34% and -5.86%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                       Average Annual Total Returns for
                     the Periods Ending December 31, 1999
                     ------------------------------------
Class                    1 Year     5 Year     10 Year
---------------------------------------------------------
Class A (Offer)         -10.20%      5.42%      6.29%
Class B                 -10.45%      5.48%      6.27%
Class C                  -6.68%      5.75%      6.16%
Class R                  -6.06%      6.45%      6.81%
---------------------------------------------------------
LB Market
 Benchmark/2/            -2.06%      6.91%      6.89%
Lipper Peer
 Group/3/                -5.64%      5.56%      6.32%

4  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                       A        B       C       R/5/
-----------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                   4.20%/6/   None    None       None
-----------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends         None      None    None       None
-----------------------------------------------------------------
Exchange Fees                   None      None    None       None
-----------------------------------------------------------------
Deferred Sales Charge/7/        None/8/    5%/9/    1%/10/   None
-----------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                              A       B       C       R
---------------------------------------------------------------------
Management Fees                         .55%    .55%    .55%    .55%
---------------------------------------------------------------------
12b-1 Distribution and Service Fees     .20%    .95%    .75%     --%
---------------------------------------------------------------------
Other Expenses                          .25%    .25%    .25%    .20%
---------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross+                        1.00%   1.75%   1.55%    .75%
---------------------------------------------------------------------
    +After Expense Reimbursements
     Net expenses reflect a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued
     without notice at the adviser's discretion.
     ----------------------------------------------------------------
     Reimbursements                    (.03%)  (.02%)  (.02%)  (.03%)
     ----------------------------------------------------------------
     Total Annual Fund Operating
     Expenses--Net                      .97%   1.73%   1.53%    .72%
     ----------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                      Redemption                    No Redemption
Share Class     A       B       C     R         A       B       C     R
 .........................................................................
1 Year       $  518  $  573  $  158  $ 77    $  518  $  178  $  158  $ 77
 .........................................................................
3 Years      $  725  $  868  $  490  $240    $  725  $  551  $  490  $240
 .........................................................................
5 Years      $  949  $1,063  $  845  $417    $  949  $  949  $  845  $417
 .........................................................................
10 Years     $1,593  $1,864  $1,845  $930    $1,593  $1,864  $1,845  $930
 .........................................................................

How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics
Average Effective Maturity                21.71 years
------------------------------------------------------
Average Duration                                 9.39
------------------------------------------------------
Weighted Average Credit Quality                    AA
------------------------------------------------------
Number of Issues                                   78
------------------------------------------------------

 Credit Quality
AAA/U.S. Guaranteed                                63%
------------------------------------------------------
AA                                                  4%
------------------------------------------------------
A                                                  16%
------------------------------------------------------
BBB                                                17%
------------------------------------------------------

  Sector Diversification (Top 5)

    [PIE CHART APPEARS HERE]

Other                          27%
Housing--Single Family         12%
Healthcare                     20%
U.S. Guaranteed                10%
Tax Obligation--General        10%
Tax Obligation--Limited        21%

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 4.36%.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper Louisiana Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  5

                   Nuveen North Carolina Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in North Carolina bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
   . Earn regular monthly tax-free dividends;
   . Preserve investment capital over time;
   . Reduce taxes on investment income; or
   . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
   . Pursue long-term growth;
   . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                 1990     5.8%
                                 1991    11.7%
                                 1992     8.8%
                                 1993    11.3%
                                 1994    -5.6%
                                 1995    15.5%
                                 1996     3.0%
                                 1997     8.9%
                                 1998     5.5%
                                 1999    -5.7%

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 5.83% and -5.32%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                   Average Annual Total Returns for
                 the Periods Ending December 31, 1999
                 ------------------------------------
Class                1 Year    5 Year    10 Year
-----------------------------------------------------
Class A (Offer)      -9.66%    4.28%      5.22%
Class B             -10.05%    4.33%      5.20%
Class C              -6.28%    4.59%      5.08%
Class R              -5.57%    5.28%      5.73%
-------------------------------------------------
LB Market
 Benchmark/2/        -2.06%    6.91%      6.89%
Lipper Peer
 Group/3/            -4.55%    5.77%      5.71%


6  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                              A        B         C       R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                          4.20%/6/   None      None     None
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                None      None      None     None
-------------------------------------------------------------------------
Exchange Fees                          None      None      None     None
-------------------------------------------------------------------------
Deferred Sales Charge/7/               None/8/     5%/9/     1%/10/ None
-------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets


Share Class                              A        B        C        R
-------------------------------------------------------------------------
Management Fees                         .55%     .55%     .55%     .55%
-------------------------------------------------------------------------
12b-1 Distribution and Service Fees     .20%     .95%     .75%      --%
-------------------------------------------------------------------------
Other Expenses                          .25%     .26%     .25%     .26%
-------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross/+/                      1.00%    1.76%    1.55%     .81%
        -----------------------------------------------------------------
        +After Expense Reimbursements
        -----------------------------------------------------------------
        Reimbursements                 (.01%)   (.01%)   (.01%)   (.01%)
        -----------------------------------------------------------------
        Total Annual Fund
        Operating Expenses--Net         .99%    1.75%    1.54%     .80%
        -----------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                       Redemption                   No Redemption
Share Class    A       B       C       R         A       B       C       R
-----------------------------------------------------------------------------
1 Year      $  518  $  574  $  158  $   83    $  518  $  179  $  158  $   83
-----------------------------------------------------------------------------
3 Years     $  725  $  871  $  490  $  259    $  725  $  554  $  490  $  259
-----------------------------------------------------------------------------
5 Years     $  949  $1,068  $  845  $  450    $  949  $  954  $  845  $  450
-----------------------------------------------------------------------------
10 Years    $1,593  $1,873  $1,845  $1,002    $1,593  $1,873  $1,845  $1,002
-----------------------------------------------------------------------------


How the Fund Is Invested (as of 5/31/00)


Portfolio Statistics

Average Effective Maturity      21.53 years
--------------------------------------------
Average Duration                       9.85
--------------------------------------------
Weighted Average Credit Quality         AA-
--------------------------------------------
Number of Issues                         90
--------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                      26%
--------------------------------------------
AA                                       38%
--------------------------------------------
A                                        18%
--------------------------------------------
BBB                                      17%
--------------------------------------------
NR                                        1%
--------------------------------------------

  Sector Diversification (Top 5)

    [PIE CHART APPEARS HERE]

Other                          21%
Utilities                      17%
Healthcare                     18%
Basic Materials                 9%
Housing--Single Family         21%
Tax Obligation--Limited        14%

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 5.02%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer group returns represent the average annualized returns of the funds in the Lipper North Carolina Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds  7

                     Nuveen Tennessee Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Tennessee bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
  . Earn regular monthly tax-free dividends;
  . Preserve investment capital over time;
  . Reduce taxes on investment income; or
  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
  . Pursue long-term growth;
  . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

Class A Annual Returns

1990      5.8
1991     11.6
1992      9.1

1993     11.8
1994     -5.5
1995     15.8
1996      3.5
1997      9.1
1998      5.5
1999     -5.0

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.30% and -5.42%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                     Average Annual Total Returns for
                   the Periods Ending December 31, 1999
                   ------------------------------------
Class                   1 Year     5 Year   10 Year
-------------------------------------------------------
Class A (Offer)         -9.05%     4.65%     5.49%
Class B                 -9.36%     4.71%     5.47%
Class C                 -5.58%     4.95%     5.36%
Class R                 -4.86%     5.64%     5.99%
-------------------------------------------------------
LB Market
 Benchmark/2/           -2.06%     6.91%     6.89%
Lipper
 Peer Group/3/          -3.84%     5.97%     5.88%

8  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                          A           B           C            R/5/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                       4.20%/6/     None        None         None
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends             None        None        None         None
-------------------------------------------------------------------------------
Exchange Fees                       None        None        None         None
-------------------------------------------------------------------------------
Deferred Sales Charge/7/            None/8/       5%/9/       1%/10/     None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                          A       B       C       R
------------------------------------------------------------------
Management Fees                     .54%    .54%    .54%    .54%
------------------------------------------------------------------
12b-1 Distribution and Service Fees .20%    .95%    .75%     --%
------------------------------------------------------------------
Other Expenses                      .25%    .26%    .25%    .27%
------------------------------------------------------------------
Total Annual Fund Operating
Expenses - Gross+                   .99%   1.75%   1.54%    .81%
------------------------------------------------------------------
    +After Expense Reimbursements
     -------------------------------------------------------------
     Reimbursements                (.01%)  (.02%)  (.02%)  (.02%)
     -------------------------------------------------------------
     Total Annual Fund
     -------------------------------------------------------------
     Operating Expenses--Net        .98%   1.73%   1.52%    .79%
     -------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                          Redemption                      No Redemption
Share Class        A       B       C       R        A       B       C       R
-------------------------------------------------------------------------------
1 Year          $  517  $  573  $  157  $   83  $  517  $  178  $  157  $   83
-------------------------------------------------------------------------------
3 Years         $  722  $  868  $  486  $  259  $  722  $  551  $  486  $  259
-------------------------------------------------------------------------------
5 Years         $  944  $1,063  $  839  $  450  $  944  $  949  $  839  $  450
------------------------------------------------------------------------------
10 Years        $1,582  $1,862  $1,834  $1,002  $1,582  $1,862  $1,834  $1,002
------------------------------------------------------------------------------


How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity      19.64 years
-------------------------------------------
Average Duration                       8.78
-------------------------------------------
Weighted Average Credit Quality          AA
-------------------------------------------
Number of Issues                         89
-------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                     43%
-------------------------------------------
AA                                      26%
-------------------------------------------
A                                       13%
-------------------------------------------
BBB                                     15%
-------------------------------------------
NR                                       3%
-------------------------------------------

Sector Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

Other                                   34%
Basic Materials                         11%
Healthcare                              15%
U.S. Guaranteed                         17%
Tax Obligation--Limited                  9%
Housing--Single Family                  14%

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 3.75%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized return of the funds in the Lipper Tennessee Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds  9

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.


Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas J. O'Shaughnessy has been the portfolio manager for the Georgia, North Carolina, and Tennessee Funds since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1991, and an Assistant Vice President since 1998. He currently manages investments for thirteen Nuveen-sponsored investment companies, including the Florida, Kentucky, and Pennsylvania Funds.

Michael S. Davern has been the portfolio manager for the Louisiana Fund since 1998. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for fifteen Nuveen-sponsored investment companies, including the Arizona, Colorado, Kansas, Michigan, Missouri, New Mexico and Wisconsin Funds.

10  Section 2  How We Manage Your Money

For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


Nuveen Georgia Municipal Bond Fund            .55%
 ..................................................
Nuveen Louisiana Municipal Bond Fund          .54%
 ..................................................
Nuveen North Carolina Municipal Bond Fund     .55%
 ..................................................
Nuveen Tennessee Municipal Bond Fund          .54%
 ..................................................


What Securities We Invest In


Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.


Municipal Bonds
The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must

                                         Section 2  How We Manage Your Money  11
assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds
The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity
Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.


Short-Term Investments
Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Forwards and Delayed-Delivery Settlement
Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

12  Section 2  How We Manage Your Money

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These

                                         Section 2  How We Manage Your Money  13
risks may be greater for the Georgia, Louisiana, and North Carolina Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Tennessee Fund, which is a diversified fund.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.


Investment Limitations
The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 .  25% in any one industry such as electric utilities or health care.

 .  10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Tennessee Fund also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

Hedging and Other Defensive Investment Strategies
Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

14 Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                            Authorized Dealer
                                    Sales Charge as % of         Sales Charge as % of       Commission as % of
Amount of Purchase                  Public Offering Price        Net Amount Invested        Public Offering Price
Less than $50,000                           4.20%                      4.38%                        3.70%
--------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000              4.00%                      4.18%                        3.50%
--------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000             3.50%                      3.63%                        3.00%
--------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000             2.50%                      2.56%                        2.00%
--------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000           2.00%                      2.04%                        1.50%
--------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                           --/1/                      --                         1.00%/1/
--------------------------------------------------------------------------------------------------------------------

1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission,

                                  Section 3  How You Can Buy and Sell Shares  15
which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase   0-1      1-2      2-3      3-4     4-5     5-6     Over 6
CDSC                   5%       4%       4%       3%      2%      1%        None
--------------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge        Class A Sales Charge        Class R Eligibility
Reductions                  Waivers

 . Rights of accumulation    . Nuveen Defined Portfolio  . Certain employees and
                              or Exchange-Traded          directors of Nuveen
 . Letter of intent            Fund reinvestment           or employees of
                                                          authorized dealers
 . Group purchase            . Certain employees and
                              directors of Nuveen or    . Bank trust
                              employees of authorized     departments
                              dealers

                            . Bank trust departments


16 Section 3  How You Can Buy and Sell Shares

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor
You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail
You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or by exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the deductions at any time by notifying your fund in writing. To do this,





                                  Section 3 How You Can Buy and Sell Shares   17
simply complete the appropriate section of the account application form or submit an Account Update Form.

From Your Bank Account
You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck
With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging
You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

          [Chart Appears Here]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services-Fund Direct" below), paid

18 Section 3 How You Can Buy and Sell Shares to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares
You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.


The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege
If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                    Section 3 How You Can Buy and Sell Shares 19

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor
You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.

By Telephone
If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

By Mail
You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 . The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.



20  Section 3  How You Can Buy and Sell Shares

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

Redemptions In-Kind
The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                  Section 3  How You Can Buy and Sell Shares  21

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


Dividends, Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

Payment and Reinvestment Options
The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting
Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax
(AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of the funds' normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

22  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                To Equal a Tax-Free Yield of:
 ...............................................................................
                  4.00%         4.50%         5.00%         5.50%         6.00%

 Tax Bracket:   A Taxable Investment Would Need to Yield:
-------------------------------------------------------------------------------
    28.0%         5.56%         6.25%         6.94%         7.64%         8.33%
 ...............................................................................
    31.0%         5.80%         6.52%         7.25%         7.97%         8.70%
 ...............................................................................
    36.0%         6.25%         7.03%         7.81%         8.59%         9.37%
 ...............................................................................
    39.6%         6.62%         7.45%         8.28%         9.11%         9.93%
 ...............................................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a
Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account

                                              Section 4  General Information  23
services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

24 Section 4   General Information

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Georgia Municipal Bond Fund**


Class
(Inception
Date)                             Investment Operations             Less Distributions
                            ---------------------------------  -----------------------------
                                                 Net
                                            Realized
                                                 and                                           Ending
Year             Beginning         Net    Unrealized                  Net                         Net
Ended            Net Asset  Investment    Investment           Investment   Capital             Asset        Total
May 31,              Value      Income   Gain (Loss)    Total      Income     Gains    Total    Value   Return (a)
------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000             $11.02        $.52        $(.96)   $(.44)      $(.53)    $(.04)   $(.57)   $10.01      (4.05)%
   1999              11.19         .54         (.17)     .37        (.54)       --     (.54)    11.02       3.34
   1998              10.57         .56          .62     1.18        (.56)       --     (.56)    11.19      11.37
   1997              10.20         .57          .37      .94        (.57)       --     (.57)    10.57       9.39
   1996              10.46         .57         (.25)     .32        (.58)       --     (.58)    10.20       3.05
Class B (2/97)
   2000              11.03         .44         (.96)    (.52)       (.45)     (.04)    (.49)    10.02      (4.79)
   1999              11.20         .46         (.17)     .29        (.46)       --     (.46)    11.03       2.57
   1998              10.57         .48          .63     1.11        (.48)       --     (.48)    11.20      10.66
   1997 (c)          10.66         .14         (.11)     .03        (.12)       --     (.12)    10.57        .31
Class C (1/94)
   2000              11.00         .46         (.96)    (.50)       (.47)     (.04)    (.51)     9.99      (4.61)
   1999              11.17         .48         (.17)     .31        (.48)       --     (.48)    11.00       2.80
   1998              10.55         .50          .62     1.12        (.50)       --     (.50)    11.17      10.79
   1997              10.18         .51          .37      .88        (.51)       --     (.51)    10.55       8.80
   1996              10.44         .51         (.25)     .26        (.52)       --     (.52)    10.18       2.48
Class R (2/97)
   2000              10.99         .53         (.96)    (.43)       (.54)     (.04)    (.58)     9.98      (3.89)
   1999              11.15         .56         (.15)     .41        (.57)       --     (.57)    10.99       3.67
   1998              10.57         .58          .59     1.17        (.59)       --     (.59)    11.15      11.23
   1997 (c)          10.65         .18         (.06)     .12        (.20)       --     (.20)    10.57       1.11
------------------------------------------------------------------------------------------------------------------

                                  Ratios/Supplemental Data
                       ------------------------------------------------
                                             Ratio of Net
                                  Ratio of     Investment
                       Ending     Expenses         Income
                          Net   to Average     to Average   Portfolio
                       Assets          Net            Net    Turnover
                        (000)   Assets (b)     Assets (b)        Rate
-----------------------------------------------------------------------
Class A (3/86)
   2000             $ 104,434        1.06%           4.99%        15%
   1999               128,138         .74            4.82         32
   1998               120,545         .66            5.09         25
   1997               111,518         .78            5.44         39
   1996               107,862         .80            5.46         59

Class B (2/97)
   2000                12,470         1.82           4.24         15
   1999                11,991         1.51           4.08         32
   1998                 3,518         1.38           4.32         25
   1997 (c)               113         1.32*          4.80*        39

Class C (1/94)
   2000                19,532         1.60           4.44         15
   1999                24,358         1.30           4.27         32
   1998                18,770         1.21           4.54         25
   1997                11,803         1.32           4.87         39
   1996                 9,433         1.34           4.90         59

Class R (2/97)
   2000                   405         .88            5.19         15
   1999                   364         .55            5.03         32
   1998                   245         .45            5.26         25
   1997 (c)                22         .38*           5.71*        39
-------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.05%, 1.82%, 1.60% and .87% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.99%, 4.24%, 4.44% and 5.20% for classes A, B, C and R, respectively.
(c)  From commencement of class operations as noted.



                                             Section 5  Financial Highlights  25

Nuveen Louisiana Municipal Bond Fund**


Class
(Inception
Date)                             Investment Operations             Less Distributions
                            ---------------------------------  -----------------------------
                                                 Net
                                            Realized
                                                 and                                           Ending
Year             Beginning         Net    Unrealized                  Net                         Net
Ended            Net Asset  Investment    Investment           Investment   Capital             Asset        Total
May 31,             Value      Income   Gain (Loss)    Total      Income     Gains    Total    Value   Return (a)
------------------------------------------------------------------------------------------------------------------
Class A (9/89)
    2000            $11.38        $.55       $(1.11)   $(.56)      $(.55)    $  --    $(.55)  $ 10.27       (4.82)%
    1999             11.55         .57         (.13)     .44        (.57)     (.04)    (.61)    11.38        3.73
    1998             11.10         .59          .49     1.08        (.59)     (.04)    (.63)    11.55        9.88
    1997             10.71         .59          .39      .98        (.59)       --     (.59)    11.10        9.37
    1996             10.80         .59         (.08)     .51        (.60)       --     (.60)    10.71        4.77

Class B (2/97)
    2000             11.37         .47        (1.10)    (.63)       (.47)       --     (.47)    10.27       (5.55)
    1999             11.55         .48         (.14)     .34        (.48)     (.04)    (.52)    11.37        2.98
    1998             11.09         .50          .50     1.00        (.50)     (.04)    (.54)    11.55        9.18
    1997 (c)         11.10         .16           --      .16        (.17)       --     (.17)    11.09        1.44

Class C (2/94)
    2000             11.36         .49        (1.10)    (.61)       (.49)       --     (.49)    10.26       (5.36)
    1999             11.54         .50         (.13)     .37        (.51)     (.04)    (.55)    11.36        3.20
    1998             11.09         .52          .50     1.02        (.53)     (.04)    (.57)    11.54        9.32
    1997             10.70         .53          .39      .92        (.53)       --     (.53)    11.09        8.78
    1996             10.80         .53         (.09)     .44        (.54)       --     (.54)    10.70        4.12

Class R (2/97)
    2000             11.38         .57        (1.11)    (.54)       (.57)       --     (.57)    10.27       (4.73)
    1999             11.55         .59         (.13)     .46        (.59)     (.04)    (.63)    11.38        4.03
    1998             11.09         .61          .50     1.11        (.61)     (.04)    (.65)    11.55       10.21
    1997 (c)         11.17         .15         (.08)     .07        (.15)       --     (.15)    11.09         .67
------------------------------------------------------------------------------------------------------------------

Class
(Inception
Date)                        Ratios/Supplemental Data
                  ------------------------------------------------
                                        Ratio of Net
                             Ratio of     Investment
                  Ending     Expenses         Income
Year                 Net   to Average     to Average   Portfolio
Ended             Assets          Net            Net    Turnover
May 31,            (000)   Assets (b)     Assets (b)        Rate
------------------------------------------------------------------
Class A (9/89)
    2000         $77,603          .98%          5.14%         29%
    1999          99,176          .75           4.89          11
    1998          89,143          .75           5.13          15
    1997          76,030          .79           5.38          25
    1996          72,005          .80           5.46          26

Class B (2/97)
    2000          17,194         1.74           4.40          29
    1999          18,870         1.50           4.15          11
    1998           8,999         1.45           4.38          15
    1997 (c)         917         1.46*          4.69*         25

Class C (2/94)
    2000          19,074         1.54           4.60          29
    1999          21,352         1.30           4.34          11
    1998          13,682         1.29           4.58          15
    1997           7,645         1.33           4.83          25
    1996           5,658         1.35           4.87          26

Class R (2/97)
    2000             953          .73           5.33          29
    1999           2,451          .55           5.10          11
    1998              28          .52           5.32          15
    1997 (c)          --          .04*          5.31*         25
------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Louisiana.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .97%, 1.73%, 1.53% and .72% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.15%, 4.41%, 4.61% and 5.34% for classes A, B, C and R, respectively.
(c)  From commencement of class operations as noted.

26  Section 5  Financial Highlights

Nuveen North Carolina Municipal Bond Fund**


Class
(Inception
Date)                             Investment Operations             Less Distributions
                            ---------------------------------  -----------------------------
                                                 Net
                                            Realized
                                                 and                                           Ending
Year             Beginning         Net    Unrealized                  Net                         Net
Ended            Net Asset  Investment    Investment           Investment   Capital             Asset        Total
May 31,              Value      Income   Gain (Loss)    Total      Income     Gains    Total    Value   Return (a)
------------------------------------------------------------------------------------------------------------------
Class A (3/86)
    2000            $10.38        $.49        $(.89)   $(.40)      $(.49)    $  --    $(.49)   $ 9.49       (3.81)%
    1999             10.62         .51         (.15)     .36        (.51)     (.09)    (.60)    10.38        3.43
    1998             10.28         .53          .34      .87        (.53)       --     (.53)    10.62        8.69
    1997             10.05         .54          .23      .77        (.54)       --     (.54)    10.28        7.79
    1996             10.23         .55         (.18)     .37        (.55)       --     (.55)    10.05        3.67

Class B (2/97)
    2000             10.39         .42         (.88)    (.46)       (.42)       --     (.42)     9.51       (4.44)
    1999             10.62         .44         (.15)     .29        (.43)     (.09)    (.52)    10.39        2.73
    1998             10.28         .45          .35      .80        (.46)       --     (.46)    10.62        7.89
    1997 (c)         10.33         .12         (.06)     .06        (.11)       --     (.11)    10.28         .64

Class C (10/93)
    2000             10.36         .44         (.88)    (.44)       (.44)       --     (.44)     9.48       (4.28)
    1999             10.60         .46         (.16)     .30        (.45)     (.09)    (.54)    10.36        2.85
    1998             10.26         .47          .34      .81        (.47)       --     (.47)    10.60        8.09
    1997             10.03         .48          .23      .71        (.48)       --     (.48)    10.26        7.20
    1996             10.22         .49         (.18)     .31        (.50)       --     (.50)    10.03        3.01

Class R (2/97)
    2000             10.38         .51         (.88)    (.37)       (.51)       --     (.51)     9.50       (3.53)
    1999             10.62         .53         (.15)     .38        (.53)     (.09)    (.62)    10.38        3.61
    1998             10.28         .55          .34      .89        (.55)       --     (.55)    10.62        8.88
    1997 (c)         10.27         .18          .01      .19        (.18)       --     (.18)    10.28        1.92
------------------------------------------------------------------------------------------------------------------

Class
(Inception
Date)                            Ratios/Supplemental Data
                      -----------------------------------------------
                                            Ratio of Net
                                 Ratio of     Investment
                      Ending     Expenses         Income
Year                     Net   to Average     to Average   Portfolio
Ended                 Assets          Net            Net    Turnover
May 31,                (000)   Assets (b)     Assets (b)        Rate
---------------------------------------------------------------------
Class A (3/86)
    2000           $153,091          1.00%         5.06%         23%
    1999            183,370           .74          4.79          11
    1998            186,340           .86          5.06          29
    1997            181,595           .93          5.31          23
    1996            185,016           .90          5.32          54

Class B (2/97)
    2000             11,541          1.76          4.31          23
    1999             10,609          1.44          4.11          11
    1998              3,609          1.61          4.23          29
    1997 (c)            271          1.62*         4.60*         23

Class C (10/93)
    2000             16,023          1.55          4.51          23
    1999             17,507          1.24          4.31          11
    1998              8,291          1.41          4.50          29
    1997              7,065          1.48          4.76          23
    1996              6,589          1.45          4.77          54

Class R (2/97)
    2000              1,338           .81          5.26          23
    1999              1,312           .53          5.01          11
    1998                848           .66          5.24          29
    1997 (c)            405           .66*         5.57*         23
---------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship North Carolina.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .99%, 1.75%, 1.54% and .80% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.07%, 4.32%, 4.52% and 5.27% for classes A, B, C and R, respectively.
(c)  From commencement of class operations as noted.


                                             Section 5  Financial Highlights  27

Nuveen Tennessee Municipal Bond Fund**


Class
(Inception
Date)                             Investment Operations             Less Distributions
                            ---------------------------------  -----------------------------
                                                 Net
                                            Realized
                                                 and                                           Ending
Year             Beginning         Net    Unrealized                  Net                         Net
Ended            Net Asset  Investment    Investment           Investment   Capital             Asset        Total
May 31,              Value      Income   Gain (Loss)    Total      Income     Gains    Total    Value   Return (a)
------------------------------------------------------------------------------------------------------------------
Class A (11/87)
    2000            $11.30        $.54        $(.95)   $(.41)      $(.55)      $ --   $(.55)   $10.34       (3.65)%
    1999             11.46         .55         (.15)     .40        (.56)        --    (.56)    11.30        3.47
    1998             11.06         .58          .40      .98        (.58)        --    (.58)    11.46        9.01
    1997             10.83         .59          .23      .82        (.59)        --    (.59)    11.06        7.71
    1996             11.01         .59         (.18)     .41        (.59)        --    (.59)    10.83        3.78

Class B (2/97)
    2000             11.30         .46         (.94)    (.48)       (.47)        --    (.47)    10.35       (4.29)
    1999             11.46         .47         (.16)     .31        (.47)        --    (.47)    11.30        2.72
    1998             11.06         .49          .40      .89        (.49)        --    (.49)    11.46        8.21
    1997 (c)         11.14         .14         (.09)     .05        (.13)        --    (.13)    11.06         .42

Class C (10/93)
    2000             11.30         .48         (.95)    (.47)       (.49)        --    (.49)    10.34       (4.21)
    1999             11.45         .49         (.15)     .34        (.49)        --    (.49)    11.30        2.97
    1998             11.05         .52          .39      .91        (.51)        --    (.51)    11.45        8.39
    1997             10.82         .53          .23      .76        (.53)        --    (.53)    11.05        7.12
    1996             11.00         .53         (.18)     .35        (.53)        --    (.53)    10.82        3.22

Class R (2/97)
    2000             11.28         .56         (.94)    (.38)       (.57)        --    (.57)    10.33       (3.40)
    1999             11.44         .57         (.15)     .42        (.58)        --    (.58)    11.28        3.68
    1998             11.04         .60          .40     1.00        (.60)        --    (.60)    11.44        9.20
    1997 (c)         11.09         .20         (.05)     .15        (.20)        --    (.20)    11.04        1.40
------------------------------------------------------------------------------------------------------------------

Class
(Inception
Date)                            Ratios/Supplemental Data
                       ------------------------------------------------
                                             Ratio of Net
                                  Ratio of     Investment
                       Ending     Expenses         Income
Year                      Net   to Average     to Average   Portfolio
Ended                  Assets          Net            Net    Turnover
May 31,                 (000)   Assets (b)     Assets (b)        Rate
-----------------------------------------------------------------------
Class A (11/87)
    2000             $248,148          .99%          5.08%         15%
    1999              285,935          .84           4.81          16
    1998              278,232          .82           5.11          15
    1997              257,475          .85           5.35          23
    1996              250,886          .88           5.30          38

Class B (2/97)
    2000               12,527         1.75           4.33          15
    1999               12,410         1.59           4.08          16
    1998                5,775         1.58           4.31          15
    1997 (c)              537         1.37*          4.72*         23

Class C (10/93)
    2000               23,327         1.54           4.53          15
    1999               28,134         1.39           4.27          16
    1998               20,673         1.37           4.55          15
    1997               15,049         1.40           4.80          23
    1996               15,483         1.43           4.75          38

Class R (2/97)
    2000                  547          .81           5.29          15
    1999                  529          .64           5.01          16
    1998                  534          .62           5.29          15
    1997 (c)              248          .46*          5.75*         23
-----------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Tennessee.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .98%, 1.73%, 1.52% and .79% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.10%, 4.35%, 4.55% and 5.31% for classes A, B, C and R, respectively.
(c)  From commencement of class operations as noted.

28  Section 5  Financial Highlights

Appendix  Additional State Information

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Georgia
One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade and services economy, low average cost of living, and extensive transportation infrastructure.

The State's unemployment level was 3.3% in July 2000, well below the 4.0% national average, and down from the State's 3.7% rate in July 1999. Per capita income in 1999 was $27,198, approximately 95% of the national average.

As of August 31, 2000, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The fund's regular monthly dividends will not be subject to Georgia personal income tax to the extent they are paid out of income earned on Georgia municipal bonds or U.S. government securities. While dividends paid out of income earned on Georgia municipal bonds are not subject to Georgia income tax, if you are subject to tax in a state other than Georgia, these dividends may be included in calculating taxable income for that state. You will be subject to Georgia personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the fund who pay Georgia corporate net income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information.

                                                                   Appendix  29

Louisiana

Louisiana's economic base has experienced some improvement after the recession of the 1980's. However, Louisiana continues to lag the Southeast, as well as the nation, in terms of economic growth. Per capita personal income increased to $22,792 in 1999, but remains at approximately 80% of the national average. The unemployment rate for the State was 4.5% in July 2000, above the national average of 4.0%, but slightly below the 4.7% State average in July 1999.

The State possesses natural resources, which have played a significant role in driving the economy. Chemicals provide the largest employment in the manufacturing industry. Tourism is the second largest industry in the State, generating significant State and local taxes. Louisiana continues to rely on the gaming industry, despite a sector employment drop due to the consolidation and downsizing of hotels and casinos.

The State's general obligation bond ratings by Moody's, Standard & Poor's and Fitch are A2, A+ and A, respectively as of August 31, 2000. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The fund's regular monthly dividends will not be subject to Louisiana personal income tax to the extent they are paid out of income earned on Louisiana municipal obligations or U.S. government securities. While dividends paid out of income earned on Louisiana municipal bonds are not subject to Louisiana income tax, if you are subject to tax in a state other than Louisiana, these dividends may be included in calculating taxable income for that state. You will be subject to Louisiana personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize capital gains on the transaction.

The treatment of corporate shareholders of the fund who pay Louisiana corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information.

North Carolina

North Carolina's overall economy continues to grow and diversify. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and also has helped offset recent employment losses in the manufacturing, textile, apparel, and tobacco industries.

The State's unemployment rate was 3.2% in July 2000, well below the 4.0% national average, and approximately the same as the State's 3.1% rate in July 1999. Per capita income in 1999 was $26,220, approximately 92% of the national average.

As of August 31, 2000, Moody's, Standard & Poor's, and Fitch all rated the State's general obligation bonds AAA. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

30 Appendix

Tax Treatment

The fund's regular monthly dividends will not be subject to North Carolina personal income taxes to the extent they are paid out of income earned on North Carolina municipal bonds or obligations of the U.S. government. While dividends paid out of income earned on North Carolina municipal bonds are not subject to North Carolina income tax, if you are subject to tax in a state other than North Carolina, these dividends may be included in calculating taxable income for that state. You will be subject to North Carolina personal in come taxes, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell, or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the fund who pay North Carolina corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information.

Tennessee

Tennessee's economy experienced strong growth in the early 1990's, but the economic climate in the State has changed somewhat since then. Economic growth has slowed from its strong pace of the early 1990's, as growth in the services sector and in the State's major metropolitan areas has moderated. As a result of the growth in the auto and truck manufacturing sectors, the State is now more vulnerable to economic cycles. Still, the overall State economy has been relatively healthy.

Tennessee's unemployment rate in July 2000 was 3.6%, compared to the 4.0% national average and the State's 3.4% average in July 1999. Per capita income was $25,581 in 1999, approximately 90% of the national average. Tennessee remains one of nine states without a personal income tax.

Both Moody's and Standard & Poor's downgraded Tennessee's general obligation bond ratings to Aa1/AA+, respectively earlier this year, reflecting agency concerns about the State's financial position. As of August 31, 2000, Fitch's ratings remained at AAA. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The fund's regular monthly dividends will not be subject to Tennessee personal income taxes to the extent they are paid out of income earned on or capital gains realized from the sale of Tennessee municipal bonds or U.S. government securities. While dividends paid out of income earned on Tennessee municipal bonds are not subject to Tennessee income tax, if you are subject to tax in a state other than Tennessee, these dividends may be included in calculating taxable income for that state. You will be subject to Tennessee person al income taxes, however, to the extent the fund distributes any taxable income or realized capital gains on other securities. You will not be subject to Tennessee personal income taxes if you sell or exchange fund shares.

The treatment of corporate shareholders of the fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.

                                                                    Appendix  31

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income
Income Fund

Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico
New York/2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The funds' Investment Company file number is 811-07943.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

NUVEEN Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787

www.nuveen.com

                                                         September 28, 2000

NUVEEN MULTISTATE TRUST III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of Nuveen Multistate Trust III dated September 28, 2000. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-12
Investment Adviser and Investment Management Agreement..................... S-20
Portfolio Transactions..................................................... S-21
Net Asset Value............................................................ S-22
Tax Matters................................................................ S-22
Performance Information.................................................... S-29
Additional Information on the Purchase and Redemption of Fund Shares....... S-35
Distribution and Service Plan.............................................. S-44
Independent Public Accountants and Custodian............................... S-45
Financial Statements....................................................... S-45
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Tennessee Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Multistate Trust III, formerly Nuveen Flagship Multistate Trust III (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each Fund is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has four series: Nuveen Georgia Municipal Bond Fund (formerly Nuveen Flagship Georgia

Municipal Bond Fund and prior to that, Flagship Georgia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Louisiana Municipal Bond Fund (formerly Nuveen Flagship Louisiana Municipal Bond Fund and prior to that, Flagship Louisiana Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen North Carolina Municipal Bond Fund (formerly Nuveen Flagship North Carolina Municipal Bond Fund and prior to that, Flagship North Carolina Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Tennessee Municipal Bond Fund (formerly Nuveen Flagship Tennessee Municipal Bond Fund and prior to that, Flagship Tennessee Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities. The Funds may invest in inverse floating rate municipal securities or "inverse floaters", whose rates vary inversely to interest rates on a specified index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other security or index inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

  The portfolio turnover rates for the 1999 and 2000 fiscal years for the Funds were:

                                                                   Fiscal Year
                                                                   ------------
                                                                   1999   2000
                                                                   -----  -----
      Nuveen Georgia Municipal Bond Fund..........................   32%    15%
      Nuveen Louisiana Municipal Bond Fund........................   11%    29%
      Nuveen North Carolina Municipal Bond Fund...................   11%    23%
      Nuveen Tennessee Municipal Bond Fund........................   16%    15%

When-Issued Securities or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

  Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements.

The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Georgia

  One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/services economy, low average cost of living, and extensive transportation infrastructure. The State's economy has slowed somewhat since the activity associated with the 1996 Olympic games. Despite the slight decline, Georgia's job creation continues to outpace the national rate. Much of the growth has been in the business services and healthcare sectors and has been centered in the metropolitan Atlanta area.

  The State's unemployment level was 3.3% in July 2000, well below the national average of 4.0% and down from the State's 4.0% rate in July 1999. Per capita income in 1999 was $27,198, approximately 95% of the national average.

  As of August 31, 2000, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Louisiana

  Louisiana's economic base has experienced some improvement after the recession of the 1980's. The strong national economy is providing Louisiana some job growth and diversification of employment. However, Louisiana continues to lag the Southeast and the nation, in terms of economic growth. The State continues to be reliant on oil and gas related industries. However, recent technological advances in the exploration of oil have allowed for increased productivity in the extraction of oil and gas. The gaming industry has been relatively stable and appears to be most successful in Lake Charles and Shreveport because of the proximity to Texas.

  Tourism is becoming increasingly important to the economy, especially with the emergence of the gaming industry in Louisiana. Between 1994 and 1999, Louisiana tourism has grown by nearly 18%. In addition, a recent survey by the Travel Industry Association of America named the Louisiana tourism industry as one of the fastest growing in the nation.

  The unemployment rate for the State was 4.5% in July 2000, above the national average of 4.0%. Per capita income has increased and was $22,792 in 1999, but remains at about 80% of the national average.

  The State of Louisiana's financial situation has shown signs of recent improvement, due in large part to the strong national economy and from the current administration's decision to limit the use of one-time revenues for recurring expenditures. Also, the State is addressing its historic over reliance on Medicaid disproportionate share funding, which caused a budgetary crisis in 1995 and 1996 when the State's funding was reduced.

  As of August 31, 2000, the State's general obligation bond ratings by Moody's, Standard & Poor's and Fitch were A2, A- and A, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to North Carolina

  North Carolina's overall economy continues to grow and diversify. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and has also helped offset recent employment losses in the manufacturing, textile, apparel, and tobacco industries. The State's technology industry is centered around Raleigh, but continues to diversify into other areas of the State, including Charlotte. Attracted by the existing high-technology business in the State, several of the largest Internet and software developers have opened facilities in North Carolina.

  The State's unemployment rate was 3.2% in July 2000, below the national average of 4.0% and approximately the same as the State's 3.1% rate in July 1999. Per capita income in 1999 was $26,220, approximately 92% of the national average.

  As of August 31, 2000, Moody's, Standard & Poor's, and Fitch all rated the State's general obligation bonds AAA. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Tennessee

  Tennessee's economy experienced strong growth in the early 1990's, but the economic climate in the State has changed somewhat since then. Economic growth has slowed from its strong pace of the early 1990's, as growth in the services sector and in the State's major metropolitan areas has moderated. The Tennessee economy has also been hurt by recent mergers and downsizing in the banking and finance industries, which led to significant job losses. As a result of continued growth in the auto and truck manufacturing sectors, the State is now more vulnerable to economic cycles. Still, the overall State economy has been relatively healthy.

  Tennessee's unemployment rate in July 2000 was 3.6%, compared to the national average of 4.0% and the State's 4.1% average in July 1999. Per capita income was $25,581 in 1999, approximately 90% of the national average.

  Tennessee also remains one of nine states without a personal income tax.

  Both Moody's and Standard & Poor's downgraded Tennessee's general obligation ratings to Aa1 and AA+, respectively in August 2000, reflecting agency concerns about the State's financial position. The Fitch rating remains AAA. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Securities

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, Nuveen
                                                            Investments, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and Nuveen
                                                            Investments; Director of
                                                            Nuveen Advisory Corp.
                                                            (since 1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, Nuveen
                                                              Investments, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of Nuveen
 333 West Wacker Drive          Treasurer                     Investments(since
 Chicago, IL 60606                                            January 1999), prior
                                                              thereto, Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of Nuveen
                                                              Investments; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Investments; Vice
 Chicago, IL 60606                                            President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of Nuveen
 333 West Wacker Drive                                        Investments and (since
 Chicago, IL 60606                                            May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.;
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial, Inc.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Institutional Advisory
                                                     Corp.; Assistant Secretary
                                                     of The John Nuveen Company
                                                     and (since January 1997)
                                                     Nuveen Asset Management
                                                     Inc.; Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp.; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of Nuveen Investments;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of The John
                                                     Nuveen Company (since May
                                                     1994); Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.; Chartered
                                                     Financial Analyst.

--------------------------------------------------------------------------------

  Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                 Deferred   Total Compensation
                                 Aggregate     Compensation   from Trust and
                               Compensation    Payable from    Fund Complex
      Name of Trustee        from the Trust(1) the Trust(2) Paid to Trustees(3)
      ---------------        ----------------- ------------ -------------------
      Robert P. Bremner.....      $2,418          $  153          $71,000
      Lawrence H. Brown.....      $2,698          $   --          $75,500
      Anne E. Impellizzeri..      $1,565          $1,020          $71,000
      Peter R. Sawers.......      $1,565          $1,021          $71,750
      William J. Schneider..      $1,520          $1,000          $69,000
      Judith M. Stockdale...      $2,317          $  257          $71,000

--------

(1) The compensation paid (but not including amounts deferred) to the independent trustees for the fiscal year ended May 31, 2000 for services to the Trust.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid (including any amounts deferred) to the independent trustees for the fiscal year ended May 31, 2000 for services to the open-end and closed-end funds advised by NAC.

  Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $500 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NAC or Nuveen.

  The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 18, 2000, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Georgia Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    31.89%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./970C4
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Georgia Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    37.85
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97NC2
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Georgia Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    40.52
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97C83
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Georgia Municipal
 Bond Fund                  Robert A. Scott                          44.88
 Class R Shares............ Faye Donley Scott
                            2065 Compton Way
                            Alpharetta, GA 30022

                            Carolyn P. Fellows                       11.19
                            Carolyn P. Fellows Trust
                            415 Sassafras Rd.
                            Roswell, GA 30076-3669

                            Alan J. Brown                             7.10
                            432 Calton Hill Ct.
                            Alpharetta, GA 30004

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
                            National Financial Services               6.85%
                            FBO Stephen M. Stiglicz
                            and Janet A. Stiglicz
                            22 Forest Ln.
                            Tabernacle, NJ 08088-9027

                            J.V. Brooks                               6.46
                            P.O. Box 818
                            Valdosta, GA 31603-0818

                            Roger T. Hansen                           5.27
                            Marian L. Hansen
                            2289 Blaylock-Goldmine Rd.
                            Clayton, GA 30525

                            Kurt Vogt                                 5.03
                            and Inge Vogt
                            1118 Reading Dr., NW
                            Acworth, GA 30102-3426
Nuveen Louisiana Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    43.08
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./70079
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Louisiana Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    52.07
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97NC5
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Louisiana Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    67.99
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97DD4
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Louisiana Municipal
 Bond Fund                  Bear Stearns Securities Corp.            92.92
 Class R Shares............ FBO 187-62656-28
                            1 Metrotech Center North
                            Brooklyn, NY 11201-3859

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen North Carolina
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    14.42%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./970C6
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen North Carolina
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith     9.18
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97NC8
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen North Carolina
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    16.59
 Class C Shares............ le benefit of its customers
                            Attn: Fund Admin./97CM8
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen North Carolina
 Municipal Bond Fund        Wachovia Securities, Inc.                 8.85
 Class R Shares............ FBO 300-34799-16
                            P.O. Box 1220
                            Charlotte, NC 28201-1220

                            Louise S. Allen
                            157 Sitterson Loop                        7.72
                            Plymouth, NC 27962-9566

                            Wayne D. Brodd                            6.87
                            5012 Hermitage Dr.
                            Raleigh, NC 27612-2714

                            James H. Ward                             5.81
                            P.O. Box 67
                            Plymouth, NC 27962-0067

                            Maryellen D. Casler                       5.04
                            1726 Seabrook Ave.
                            Cary, NC 27511-5625
Nuveen Tennessee Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    20.53
 Class A Shares............ le benefit of its customers
                            Attn: Fund Admin./970N6
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Tennessee Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    12.60%
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97ND0
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Tennessee Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    49.43
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97CM7
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Tennessee Municipal
 Bond Fund                  Darius A. Hensley                        22.57
 Class R Shares............ P.O. Box 305
                            Piney Flats, TN 37686-0305

                            Edward D. Jones and Co. FAO              16.27
                            Hugh A. Stephenson
                            EDJ 152-03466-1-8
                            P.O. Box 2500
                            Maryland Heights, MO 63043-8500

                            Burton C. Johnson                        12.54
                            P.O. Box 486
                            Greeneville, TN 37744-0486

                            PaineWebber for the benefit of           11.92
                            Jeffery L. Cooper
                            P.O. Box 27461
                            Memphis, TN 38167-0461

                            J.C. Hawk                                 9.90
                            and Ruth L. Hawk
                            2015 Sherwood Dr.
                            Johnson City, TN 37601-3236

                            Merrill Lynch, Pierce, Fenner & Smith     9.07
                            for the sole benefit of its customers
                            Attn: Fund Admin./97NGO
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484

                            Walter Wolentarski                        7.43
                            Patricia A. Wolentarski
                            665 Rebel Rd
                            Old Hickory, TN 37138-1045

                            Terry F. Heffstetler                      5.46
                            Helen B. Heffstetler
                            3942 US Hwy. 411 S
                            Maryville, TN 37801-7646

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For net assets over $2 billion...................................  .4750 of 1%

  For the last three fiscal years, the Funds paid net management fees as follows:

                             Management Fees Net of     Fee Waivers and Expense
                          Expense Reimbursement Paid to   Reimbursements from
                          Nuveen Advisory for the Year      Nuveen Advisory
                                      Ended               for the Year Ended
                          ----------------------------- -----------------------
                           5/31/98   5/31/99   5/31/00  5/31/98 5/31/99 5/31/00
                          --------- --------- --------- ------- ------- -------
Nuveen Georgia Municipal
 Bond Fund...............   461,866   634,915   809,814 278,606 212,546  6,667
Nuveen Louisiana
 Municipal Bond Fund.....   412,374   523,717   688,167 122,920 164,948 16,608
Nuveen North Carolina
 Municipal Bond Fund..... 1,064,856   842,438 1,067,109     --  286,712    --
Nuveen Tennessee
 Municipal Bond Fund..... 1,508,648 1,729,282 1,620,108  56,952   3,700    --

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1.3 million individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax on its distributions in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, gain on the sale of shares held for more than 12 months will generally be taxed at a maximum marginal rate of 20%, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State Tax Matters

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

Georgia

  The following is a general, abbreviated summary of certain provisions of the applicable Georgia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Georgia Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Georgia Fund transactions.

  The following is based on the assumptions that the Georgia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Georgia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Georgia Fund's shareholders.

  The Georgia Fund will be subject to the Georgia corporate net worth tax and the Georgia corporate income tax only if it has a sufficient nexus with Georgia. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions from the Georgia Fund that are attributable to interest on any obligation of Georgia or its political subdivisions or on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Georgia personal income tax or the Georgia corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Georgia personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Georgia Fund will be subject to the Georgia personal and corporate income taxes.

  Shares of the Georgia Fund may be subject to the Georgia estate tax if held by a Georgia decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Georgia and local tax matters.

Louisiana

  The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Louisiana Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Louisiana Fund transactions.

  The following is based on the assumptions that the Louisiana Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Louisiana Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Louisiana Fund's shareholders.

  The Louisiana Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Louisiana Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Louisiana Fund will be subject to the Louisiana personal and corporate income taxes.

  Shares of the Louisiana Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Louisiana tax matters.

North Carolina

  The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the North Carolina Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to North Carolina Fund transactions.

  The following is based on the assumptions that the North Carolina Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause North Carolina Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the North Carolina Fund's shareholders.

  The North Carolina Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions from North Carolina Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the North Carolina Fund will be subject to the North Carolina personal and corporate income taxes.

  Shares of the North Carolina Fund may be subject to the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning North Carolina and local tax matters.

Tennessee

  The following is a general, abbreviated summary of certain provisions of the applicable Tennessee tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Tennessee Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Tennessee Fund transactions.

  The following is based on the assumptions that the Tennessee Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will invest at least 75% of its assets in obligations of Tennessee and its political subdivisions ("Tennessee Obligations") or obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"), that it will satisfy the conditions which will cause Tennessee Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Tennessee Fund's shareholders.

  The Tennessee Fund is not expected to be subject to Tennessee franchise or corporate excise taxes.

  Distributions from the Tennessee Fund that are attributable to interest on Tennessee Obligations or to interest on Federal Obligations will not be subject to the Tennessee individual income tax (also known as the "Hall income tax"). In addition, under current administrative practice of the Tennessee Department of Revenue, dividends attributable to gains realized from the sale or exchange of Tennessee Obligations or Federal Obligations will not be subject to the Tennessee individual income tax. All other distributions will be subject to such tax.

  All distributions from the Tennessee Fund, regardless of source, will be subject to the Tennessee corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Tennessee Fund will not be subject to the Tennessee individual income tax but will be subject to the Tennessee corporate excise tax.

  Shares of the Tennessee Fund may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Tennessee and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     ---
                                      cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                 As of May 31, 2000
                                     ------------------------------------------
                                      30-
                                      day   Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
      Nuveen Georgia Municipal Bond
      Fund
        Class A Shares.............  3.65%        43.0%             6.40%
        Class B Shares.............  3.06%        43.0%             5.37%
        Class C Shares.............  3.25%        43.0%             5.70%
        Class R Shares.............  4.00%        43.0%             7.02%
      Nuveen Louisiana Municipal
      Bond Fund
        Class A Shares.............  4.09%        42.0%             7.05%
        Class B Shares.............  3.53%        42.0%             6.09%
        Class C Shares.............  3.73%        42.0%             6.43%
        Class R Shares.............  4.47%        42.0%             7.71%
      Nuveen North Carolina
      Municipal Bond Fund
        Class A Shares.............  4.16%        44.5%             7.50%
        Class B Shares.............  3.59%        44.5%             6.47%
        Class C Shares.............  3.80%        44.5%             6.85%
        Class R Shares.............  4.54%        44.5%             8.18%
      Nuveen Tennessee Municipal
      Bond Fund
        Class A Shares.............  4.22%        43.0%             7.40%
        Class B Shares.............  3.65%        43.0%             6.40%
        Class C Shares.............  3.86%        43.0%             6.77%
        Class R Shares.............  4.60%        43.0%             8.07%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the date quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                         May 31, 2000
                                                -------------------------------
                                                      Distribution Rates
                                                -------------------------------
                                                Class A Class B Class C Class R
                                                ------- ------- ------- -------
      Nuveen Georgia Municipal Bond Fund.......  5.05%   4.49%   4.68%   5.47%
      Nuveen Louisiana Municipal Bond Fund.....  5.09%   4.56%   4.74%   5.49%
      Nuveen North Carolina Municipal Bond
      Fund.....................................  5.09%   4.54%   4.75%   5.49%
      Nuveen Tennessee Municipal Bond Fund.....  5.12%   4.58%   4.76%   5.52%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the Class A Shares of each fund reflect actual performance for all periods. For the Class B, C and R Shares, total returns reflect actual performance for periods since class inception, and the Class A Shares' performance for periods prior to inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               Inception Dates
                                                              ------------------
      Nuveen Georgia Municipal Bond Fund
        Class A Shares.......................................     March 27, 1986
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    January 4, 1994
        Class R Shares.......................................   February 1, 1997
      Nuveen Louisiana Municipal Bond Fund
        Class A Shares....................................... September 12, 1989
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................   February 2, 1994
        Class R Shares.......................................   February 1, 1997
      Nuveen North Carolina Municipal Bond Fund
        Class A Shares.......................................     March 27, 1986
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997
      Nuveen Tennessee Municipal Bond Fund
        Class A Shares.......................................   November 2, 1987
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 2000 and for the period from inception through May 31, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                              Annual Total Return
                                  --------------------------------------------
                                  One Year Five Years Ten Years From Inception
                                   Ended     Ended      Ended      through
                                  May 31,   May 31,    May 31,     May 31,
                                    2000      2000      2000         2000
                                  -------- ---------- --------- --------------
     Nuveen Georgia Municipal
        Bond Fund
       Class A Shares............  -8.05%    3.58%      5.72%       6.22%
       Class B Shares............  -8.42%    3.62%      5.69%       6.21%
       Class C Shares............  -4.61%    3.91%      5.57%       5.94%
       Class R Shares............  -3.89%    4.57%      6.21%       6.57%
     Nuveen Louisiana Municipal
        Bond Fund
       Class A Shares............  -8.83%    3.56%      6.30%       6.32%
       Class B Shares............  -9.16%    3.58%      6.26%       6.29%
       Class C Shares............  -5.36%    3.87%      6.17%       6.16%
       Class R Shares............  -4.73%    4.58%      6.82%       6.81%
     Nuveen North Carolina
        Municipal Bond Fund
       Class A Shares............  -7.89%    2.97%      5.33%       5.68%
       Class B Shares............  -8.10%    3.03%      5.29%       5.67%
       Class C Shares............  -4.28%    3.28%      5.19%       5.41%
       Class R Shares............  -3.53%    4.00%      5.85%       6.05%
     Nuveen Tennessee Municipal
        Bond Fund
       Class A Shares............  -7.73%    3.09%      5.53%       6.25%
       Class B Shares............  -7.96%    3.12%      5.49%       6.24%
       Class C Shares............  -4.21%    3.40%      5.39%       6.02%
       Class R Shares............  -3.40%    4.08%      6.03%       6.66%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 2000, and for the period since inception through May 31, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                               Cumulative Total Return
                                       ---------------------------------------
                                                                       From
                                       One Year Five Years Ten Years Inception
                                        Ended     Ended      Ended    through
                                       May 31,   May 31,    May 31,   May 31,
                                         2000      2000      2000      2000
                                       -------- ---------- --------- ---------
     Nuveen Georgia Municipal Bond
        Fund
       Class A Shares.................  -8.05%    19.24%    74.38%    135.20%
       Class B Shares.................  -8.42%    19.48%    73.89%    134.88%
       Class C Shares.................  -4.61%    21.13%    71.94%    126.56%
       Class R Shares.................  -3.89%    25.02%    82.73%    146.45%
     Nuveen Louisiana Municipal Bond
        Fund
       Class A Shares.................  -8.83%    19.13%    84.18%     92.83%
       Class B Shares.................  -9.16%    19.25%    83.60%     92.30%
       Class C Shares.................  -5.36%    20.91%    81.92%     89.67%
       Class R Shares.................  -4.73%    25.12%    93.46%    102.53%
     Nuveen North Carolina Municipal
        Bond Fund
       Class A Shares.................  -7.89%    15.75%    68.11%    118.79%
       Class B Shares.................  -8.10%    16.09%    67.51%    118.71%
       Class C Shares.................  -4.28%    17.51%    65.80%    110.99%
       Class R Shares.................  -3.53%    21.68%    76.62%    130.04%
     Nuveen Tennessee Municipal Bond
        Fund
       Class A Shares.................  -7.73%    16.41%    71.28%    114.41%
       Class B Shares.................  -7.96%    16.61%    70.67%    114.21%
       Class C Shares................. .-4.21%    18.21%    69.06%    108.70%
       Class R Shares.................  -3.40%    22.11%    79.66%    124.94%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. The taxable equivalent total return of a tax-exempt fund represents the pre-tax total return a hypothetical taxable fixed-income investment paying the same after-tax income as the tax-exempt fund (based on an assumed income tax rate) and otherwise experiencing the same investment performance as the tax-exempt fund would have provided. This figure can facilitate the comparison of otherwise comparable taxable and tax-exempt funds. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using a 43.0% combined marginal federal and state tax rate for 2000, the annual taxable equivalent total return for the Nuveen Georgia Municipal Bond Fund's Class A shares at net asset value for the one-year period ended May 31, 2000 was -.36%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program Sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 2000 of Class A shares from the Nuveen Georgia Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share......................................... $10.01
      Per Share Sales Charge--4.20% of public offering price (4.40% of
       net asset value per share).......................................    .44
                                                                         ------
      Per Share Offering Price to the Public............................ $10.45

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized
    Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts.

  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
    (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay authorized dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of e initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. A Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds; and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.


  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged upon shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following seven special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions caused by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; and 9) redemptions of Class A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

Shareholder Programs

Exchange Privilege

  You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All shares may be exchanged for shares of any Nuveen Money Market Fund.

  If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

  The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

  The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

  If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

  To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust III, dated February 1, 1997 and last renewed on July 31, 2000 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                 Year Ended               Year Ended               Year Ended
                                May 31, 1998             May 31, 1999             May 31, 2000
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of     Amount     Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
                          Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                      ------------ ----------- ------------ ----------- ------------ -----------
Nuveen Georgia Municipal
 Bond Fund..............      300           41         387           19          83           11
Nuveen Louisiana
 Municipal Bond Fund....      367           39         303           --          93           15
Nuveen North Carolina
 Municipal Bond Fund....      289           40         308           37         131           --
Nuveen Tennessee
 Municipal Bond Fund....      662           67         752           67         262           --

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 2000, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was .75% and for the Class C Shares was .55%.

                                                        Compensation Paid to
                                                      Authorized Dealers During
                                                     the Year Ended May 31, 2000
                                                     ---------------------------
Nuveen Georgia Municipal Bond Fund
  Class A...........................................          $230,031
  Class B...........................................          $116,789
  Class C...........................................          $159,678
Nuveen Louisiana Municipal Bond Fund
  Class A...........................................          $173,309
  Class B...........................................          $180,255
  Class C...........................................          $155,907
Nuveen North Carolina Municipal Bond Fund
  Class A...........................................          $331,705
  Class B...........................................          $105,308
  Class C...........................................          $129,949
Nuveen Tennessee Municipal Bond Fund
  Class A...........................................          $520,890
  Class B...........................................          $120,337
  Class C...........................................          $195,064

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.
                                      B-3
                                                                    VAI-MS3 9-99

                                                              NUVEEN Investments
--------------------------------------------------------------------------------
Municipal Bond
Funds

                          ------------------------------------------------------
                          ANNUAL REPORT  MAY 31, 2000
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.

--------------------------------------------------------------------------------

[PHOTOS APPEAR HERE]

INVEST WELL

LOOK AHEAD


LEAVE YOUR MARK/SM/


                          Georgia Municipal Bond Fund
                         Louisiana Municipal Bond Fund
                      North Carolina Municipal Bond Fund
                         Tennessee Municipal Bond Fund

    Contents

 1  Dear Shareholder
 3  Nuveen Flagship Georgia Municipal Bond Fund
 6  Nuveen Flagship Louisiana Municipal Bond Fund
10  Nuveen Flagship North Carolina Municipal Bond Fund
13  Nuveen Flagship Tennessee Municipal Bond Fund
16  Portfolio of Investments
34  Statement of Net Assets
36  Statement of Operations
37  Statement of Changes in Net Assets
39  Notes to Financial Statements
44  Financial Highlights
48  Report of Independent Public Accountants
49  Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder


[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                           ANNUAL REPORT  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000





ANNUAL REPORT  page 2

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Georgia Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM Sure. In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, reduced borrowings. While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many municipal issuers in the state.

     Georgia remained one of the fastest growing states in the nation thanks to robust growth in Atlanta and the surrounding areas, which accounted for about 70% of the state's job creation and population growth. The Atlanta metropolitan area also began to attract venture capital and high-tech firms. The state's employment grew about twice as fast as for the nation as a whole, while unemployment was lower than the national average. The state's investments in port facilities in Savannah enabled Georgia to compete with surrounding port facilities in Louisiana and Florida.

Q How did Nuveen Flagship Georgia Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM Nuveen Flagship Georgia Municipal Bond Fund generated a 12-month total return on net asset value of -4.05%, compared to the -2.97% total return posted by the Lipper Georgia Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -1.42%.**

  "Georgia remained one of the fastest growing states in the nation thanks to robust growth in Atlanta and the surrounding areas."

* The Lipper Peer Group return represents the average annualized total return of the 34 funds in the Lipper Georgia Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at anytime without notice.

                                                           ANNUAL REPORT  page 3

GEORGIA

Top Five Sectors
------------------------------------
Tax Obligation (Limited)        22%
------------------------------------
Housing (Multifamily)           17%
------------------------------------
U.S. Guaranteed                 12%
------------------------------------
Healthcare                       9%
------------------------------------
Water and Sewer                  8%
------------------------------------
As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

GEORGIA

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed........67%
AA................11%
A.................14%
BBB................6%
NR.................2%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index, which had a 12-month average total return of -0.86% for the fiscal year ended May 31, 2000.*** However, we feel Lipper's Georgia-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare their fund to other Georgia funds as well as to a national benchmark.

Q What was your strategy during this difficult period?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund. In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps also help enhance the fund's tax efficiency, as some sales generated tax losses that can be used to offset any realized capital gains for up to eight years.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them. Even after these recent purchases, the fund's overall credit quality remained high, with nearly 67% of the portfolio in AAA/U.S. Guaranteed bonds as of May 31, 2000.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the hospital and multi-family housing sectors. A good example is non-rated bonds issued by Ty Cobb Healthcare. Our healthcare expertise allowed us to see beyond the lack of ratings and focus on the consistent track record of the hospital's management. We also identified some attractive high-yielding opportunities in the public power sector.

Q What is your outlook for Nuveen Flagship Georgia Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

***The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 4

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND
Fund Spotlight as of May 31, 2000

------------------------------------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------------------------------------
                                             A Shares          B Shares        C Shares        R Shares

NAV                                           $ 10.01           $ 10.02         $  9.99         $  9.98
------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                      $0.0440           $0.0375         $0.0390         $0.0455
------------------------------------------------------------------------------------------------------------
Fund Symbol                                     FGATX               N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
CUSIP                                       67065P501         67065P600       67065P709       67065P808
------------------------------------------------------------------------------------------------------------
Inception Date                                   3/86              2/97            1/94            2/97
------------------------------------------------------------------------------------------------------------

*Paid June 1, 2000

------------------------------------------------------------------------------------------------------------
Total Returns as of 5/31/00+
------------------------------------------------------------------------------------------------------------
                                        A Shares                     B Shares       C Shares    R Shares
                                          NAV        Offer     w/o CDSC    w/CDSC      NAV         NAV
1-Year                                   -4.05%     -8.05%      -4.79%    -8.42%     -4.61%      -3.89%
------------------------------------------------------------------------------------------------------------
1-Year TER*                              -1.42%     -5.53%      -2.56%    -6.20%     -2.28%      -1.15%
------------------------------------------------------------------------------------------------------------
5-Year                                    4.48%      3.58%       3.79%     3.62%      3.91%       4.57%
------------------------------------------------------------------------------------------------------------
5-Year TER*                               7.34%      6.42%       6.27%     6.12%      6.47%       7.51%
------------------------------------------------------------------------------------------------------------
10-Year                                   6.17%      5.72%       5.69%     5.69%      5.57%       6.21%
------------------------------------------------------------------------------------------------------------
10-Year TER*                              9.28%      8.82%       8.54%     8.54%      8.37%       9.37%
------------------------------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

------------------------------------------------------------------------------------------------------------
Total Returns as of 3/31/00+
------------------------------------------------------------------------------------------------------------
                                        A Shares                   B Shares         C Shares    R Shares
                                    NAV          Offer     w/o CDSC       w/CDSC       NAV         NAV
1-Year                            -3.16%        -7.23%      -3.81%        -7.48%     -3.72%      -2.90%
------------------------------------------------------------------------------------------------------------
5-Year                             5.43%         4.53%       4.77%         4.60%      4.86%       5.52%
------------------------------------------------------------------------------------------------------------
10-Year                            6.47%         6.02%       6.00%         6.00%      5.87%       6.51%
------------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

------------------------------------------------------------------------------------------------------------
Tax-Free Yields as of 5/31/00
------------------------------------------------------------------------------------------------------------
                                           A Shares             B Shares       C Shares         R Shares
                                       NAV          Offer       w/o CDSC           NAV             NAV
Distribution Rate*                    5.27%         5.05%          4.49%          4.68%           5.47%
------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield                      3.81%         3.65%          3.06%          3.25%           4.00%
------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield              5.86%         5.62%          4.71%          5.00%           6.15%
------------------------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

------------------------------------------------------------------------------------------------------------
Index Comparison.
------------------------------------------------------------------------------------------------------------

                         [MOUNTAIN CHART APPEARS HERE]

                           SEE PLOT POINTS ATTACHED

                                                                  Lehmon
                  Nuveen Flagship         Nuveen Flagship        Brothers
                 Georgia Municipal       Georgia Municipal       Municipal
                 Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
5/1990               $ 9,580                 $10,000              $10,000
5/1991                10,527                  10,989               11,008
5/1992                11,455                  11,957               12,089
5/1993                12,695                  13,252               13,536
5/1994                12,929                  13,496               13,870
5/1995                14,004                  14,618               15,133
5/1996                14,429                  15,062               15,825
5/1997                15,783                  16,474               17,137
5/1998                17,580                  18,351               18,746
5/1999                18,166                  18,963               19,622
5/2000                17,434                  18,198               19,453

Nuveen Flagship Georgia Municipal Bond Fund (Offer) $17,434
Nuveen Flagship Georgia Municipal Bond Fund (NAV) $18,198
Lehman Brothers Municipal Bond Index $19,453

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

------------------------------------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------------------------------------
Total Net Assets                   $136.8 million
------------------------------------------------------------------------------------------------------------
Average Effective Maturity            21.92 years
------------------------------------------------------------------------------------------------------------
Average Duration                             8.96
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of class will differ. For additional information, please see the fund prospectus.


                                                           ANNUAL REPORT  page 5

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective

--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

* The Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper Louisiana Municipal Debt Category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at anytime without notice.

Nuveen Flagship Louisiana Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q  During the fund's fiscal year ended May 31, 2000, the Federal Reserve (the
Fed) implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the allure of the stock market and technology stocks in particular attracted many investor dollars. How did municipal bonds react to this environment during the period?

MIKE The Fed's six interest rate hikes since June 1999 sent rates soaring and bond prices plummeting. An unexpected rally in U.S. Treasury bonds at the end of 1999 after the government announced an unprecedented buyback of U.S. Treasury bonds diverted attention away from municipal bonds.

      On top of that, the stock market has been making headlines on a regular basis, taking more investor dollars. All of this combined to decrease demand for municipal bonds--at least until later in the first quarter of 2000--as the bear market took hold. When extreme volatility hit the stock market beginning in January, demand for municipal bonds did pick up a bit. Investors recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q Performance numbers reveal the improvement in municipals. The fund recorded a total return on net asset value of -4.82% over the fiscal year ended May 31, 2000, in line with its Lipper peer group average*, which reported a -4.11% total return. But the year-to-date figures are positive: The fund returned 1.63%, and the Lipper peer group returned 1.65%, on average. Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE We don't try to make market calls like that. We focus on trying to maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks.

ANNUAL REPORT  page 6

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price--you also want attractive yields, which move in the opposite direction of bond prices. The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities-- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100. At the fiscal year-end, the average bond price in the fund was in the mid-$80s.

Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

MIKE The fund, as we would expect, underperformed Lehman's national index.** Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's Louisiana-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Louisiana fund to other Louisiana funds as well as to a national benchmark.

Q What were some of those measures you've taken to position the fund for the next market cycle?

MIKE "Tax-loss selling" was a huge part of what worked well for the fund in this market. This involves selling bonds at a loss, which can help offset any capital gains the fund may realize (which are taxable to shareholders) now or in any of the next eight years.

      We also extended the fund's call protection by selling bonds with a call date in the near future. When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent the price from increasing, as fewer investors would be interested in buying it. Since rates are high and demand was weak, bonds with good call protection could be had at attractive prices. As of May 31, 2000, about four percent of the fund's bonds were callable before 2001.

      We found many opportunities to pick up additional yield in the Louisiana municipal market over the year. An issue in the secondary market provided both a gain in yield and an increase in call protection. And, selling an issue scheduled to be called in August of this year provided proceeds to purchase bonds issued by the University of Louisiana for the Cajundome.

"...selling an issue scheduled to be called in August of this year provided proceeds to purchase bonds issued by the University of Louisiana for the Cajundome."

** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                           ANNUAL REPORT  page 7

LOUISIANA

Top Five Sectors

Tax Obligation (Limited)  21%
-----------------------------
Healthcare                20%
-----------------------------
Housing (Single Family)   12%
-----------------------------
Tax Obligation (General)  10%
-----------------------------
U.S. Guaranteed           10%
-----------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

LOUISIANA

Bond Credit Quality

[PIE CHART APPEARS HERE]
AAA/U.S. Guaranteed...... 63%
AA.......................  4%
A........................ 16%
BBB...................... 17%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q Are these strategies measures that investors could practically use on their own with individual bonds?

MIKE Probably not. The amount of research involved, plus the transaction costs to individuals trading in a bond market that deals in very large blocks, would make it difficult to impossible for an individual to use these strategies at all.

      As a large institutional investor, Nuveen has the ability to trade in large blocks and even to negotiate the terms of an entire issue of municipal bonds. Some very attractive bond issues never even make it to the retail market. This is particularly important in a state like Louisiana, where new issuance was down more than twice as much as the overall national market, and the available bond options were extremely limited over the past year.

Q  What is your outlook for the fund for the coming months?

MIKE We feel that the influence of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities. In Louisiana's weak economy, where consumer confidence is already hurting, fixed income may look even more attractive.

      We believe the fund's long duration--a measure of interest rate sensitivity--positions the fund to recapture lost net asset value should the municipal bond market rally.

ANNUAL REPORT  page 8

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000


Quick Facts

                             A Shares     B Shares     C Shares     R Shares
NAV                            $10.27       $10.27       $10.26       $10.27
----------------------------------------------------------------------------
Latest Monthly Dividend*      $0.0455      $0.0390      $0.0405      $0.0470
----------------------------------------------------------------------------
Fund Symbol                     FTLAX          N/A        FTLCX          N/A
----------------------------------------------------------------------------
CUSIP                       67065P881    67065P873    67065P865    67065P857
----------------------------------------------------------------------------
Inception Date                   9/89         2/97         2/94         2/97
----------------------------------------------------------------------------

*Paid June 1, 2000


Total Returns as of 5/31/00(+)

                     A Shares            B Shares         C Shares    R Shares
                  NAV      Offer    w/o CDSC    w/CDSC       NAV         NAV
1-Year          -4.82%    -8.83%     -5.55%     -9.16%     -5.36%      -4.73%
------------------------------------------------------------------------------
1-Year TER*     -2.27%    -6.39%     -3.38%     -7.00%     -3.09%      -2.08%
------------------------------------------------------------------------------
5-Year           4.45%     3.56%      3.75%      3.58%      3.87%       4.58%
------------------------------------------------------------------------------
5-Year TER*      7.20%     6.29%      6.14%      5.98%      6.33%       7.41%
------------------------------------------------------------------------------
10-Year          6.75%     6.30%      6.26%      6.26%      6.17%       6.82%
------------------------------------------------------------------------------
10-Year TER*     9.77%     9.30%      9.03%      9.03%      8.89%       9.88%
------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 34%).


Total Returns as of 3/31/00(+)

               A Shares             B Shares         C Shares    R Shares
             NAV      Offer    w/o CDSC    w/CDSC       NAV         NAV
1-Year     -3.59%    -7.60%     -4.24%     -7.90%     -4.04%      -3.40%
-------------------------------------------------------------------------
5-Year      5.52%     4.62%      4.82%      4.65%      4.94%       5.65%
-------------------------------------------------------------------------
10-Year     7.07%     6.62%      6.59%      6.59%      6.49%       7.14%
-------------------------------------------------------------------------

(+)Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00

                              A Shares        B Shares    C Shares    R Shares
                             NAV     Offer    w/o CDSC       NAV         NAV
Distribution Rate*          5.32%    5.09%      4.56%       4.74%       5.49%
------------------------------------------------------------------------------
SEC 30-Day Yield            4.27%    4.09%      3.53%       3.73%       4.47%
------------------------------------------------------------------------------
Taxable Equivalent Yield    6.47%    6.20%      5.35%       5.65%       6.77%
------------------------------------------------------------------------------

*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

                                                          Lehman
            Nuveen Flagship        Nuveen Flagship       Brothers
          Louisiana Municipal    Louisiana Municipal    Municipal
           Bond Fund (Offer)       Bond Fund (NAV)      Bond Index
5/1990          $ 9,580                $10,000            $10,000
5/1991           10,678                 11,146             11,008
5/1992           11,782                 12,298             12,089
5/1993           13,323                 13,907             13,536
5/1994           13,557                 14,151             13,870
5/1995           14,805                 15,454             15,133
5/1996           15,510                 16,190             15,825
5/1997           16,963                 17,707             17,137
5/1998           18,639                 19,457             18,746
5/1999           19,334                 20,182             19,622
5/2000           18,401                 19,208             19,453

Nuveen Flagship Louisiana Municipal Bond Fund (Offer) $18,401
Nuveen Flagship Louisiana Municipal Bond Fund (NAV) $19,208
Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Portfolio Statistics

Total Net Assets     $114.8 million
-----------------------------------
Average Effective
Maturity                21.71 years
-----------------------------------
Average Duration               9.39
-----------------------------------


Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


                                                           ANNUAL REPORT  page 9

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.


Nuveen Flagship North Carolina Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM Sure. In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities--including municipals--was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply, as municipal issuers, flush with cash from increased tax collections and revenues, have reduced borrowings.

     While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many North Carolina municipal issuers. The state continued to be one of the fastest growing in the nation, with employment gains in the high-tech, financial services, retail and construction sectors. As a result, the state's unemployment rate fell to 3.0% versus the national average of 4.1%.


Q How did Nuveen Flagship North Carolina Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM Nuveen Flagship North Carolina Municipal Bond Fund generated a 12-month total return on net asset value of -3.81%, compared to the -3.03% total return posted by the Lipper North Carolina Municipal Debt Peer Group*. The fund's one-year taxable equivalent total return, for investors in a 36.5% combined federal and state income tax bracket, was -1.01%. **

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

* The Lipper Peer Group return represents the average annualized total return of the 40 funds in the Lipper North Carolina Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

ANNUAL REPORT  page 10

Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index, which had a 12-month average total return of -0.86% for the fiscal year ended May 31, 2000.*** However, we feel Lipper's North Carolina-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare their North Carolina fund to other North Carolina funds as well as to a national benchmark.

Q  What was your strategy during this difficult period?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund.

     In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps also helped enhance the fund's tax efficiency, as some sales generated tax losses that can offset realized capital gains for up to eight years.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield--the "spread"--between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them. Even with purchases of high-yield bonds, the fund's overall credit quality remained high, with about 64% of the portfolio invested in AA-rated and AAA/U.S. Guaranteed bonds.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the healthcare and public power sectors. A good example is bonds issued by North Carolina Eastern Municipal Power Agency and North Carolina Municipal Power Number One (Catawba). These two major power suppliers in the state were receiving unfavorable publicity and investors appeared to be bracing for their ratings to be downgraded. Our Nuveen research analysts were more optimistic and, based on our extensive research, gained greater confidence that the agencies would repay their debt.

Q  What is your outlook for Nuveen Flagship North Carolina Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms--which we believe will happen if interest rates stabilize--lower-quality bonds should outperform.


NORTH CAROLINA

Top Five Sectors

Housing (Single Family)   21%
-----------------------------
Healthcare                18%
-----------------------------
Utilities                 17%
-----------------------------
Tax Obligation (Limited)  14%
-----------------------------
Basic Materials            9%
-----------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


NORTH CAROLINA

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed......26%
AA..............38%
A...............18%
BBB.............17%
NR...............1%


As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                          ANNUAL REPORT  page 11

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Quick Facts
                            A Shares    B Shares            C Shares    R Shares

NAV                            $9.49       $9.51               $9.48       $9.50
--------------------------------------------------------------------------------
Latest Monthly Dividend*     $0.0420     $0.0360             $0.0375     $0.0435
--------------------------------------------------------------------------------
Fund Symbol                    FLNCX         N/A                 N/A         N/A
--------------------------------------------------------------------------------
CUSIP                      67065P840   67065P832           67065P824   67065P816
--------------------------------------------------------------------------------
Inception Date                  3/86        2/97               10/93        2/97
--------------------------------------------------------------------------------
*Paid June 1, 2000


Total Returns as of 5/31/00+

                    A Shares             B Shares        C Shares    R Shares
                   NAV    Offer    w/o CDSC   w/CDSC        NAV         NAV

1-Year           -3.81%   -7.89%    -4.44%    -8.10%      -4.28%      -3.53%
--------------------------------------------------------------------------------
1-Year TER*      -1.01%   -5.21%    -2.07%    -5.73%      -1.80%      -0.63%
--------------------------------------------------------------------------------
5-Year            3.86%    2.97%     3.19%     3.03%       3.28%       4.00%
--------------------------------------------------------------------------------
5-Year TER*       6.86%    5.94%     5.78%     5.63%       5.95%       7.07%
--------------------------------------------------------------------------------
10-Year           5.78%    5.33%     5.29%     5.29%       5.19%       5.85%
--------------------------------------------------------------------------------
10-Year TER*      9.03%    8.57%     8.27%     8.27%       8.10%       9.14%
--------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 36.5%).


Total Returns as of 3/31/00+

                A Shares               B Shares         C Shares    R Shares
              NAV     Offer      w/o CDSC    w/CDSC        NAV         NAV

1-Year      -2.58%    -6.66%      -3.32%     -7.03%      -3.14%      -2.49%
--------------------------------------------------------------------------------
5-Year       4.80%     3.91%       4.12%      3.95%       4.22%       4.92%
--------------------------------------------------------------------------------
10-Year      6.11%     5.66%       5.64%      5.64%       5.52%       6.17%
--------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00

                                    A Shares     B Shares   C Shares   R Shares
                                  NAV    Offer   w/o CDSC

Distribution Rate*                5.31%   5.09%      4.54%      4.75%      5.49%
--------------------------------------------------------------------------------
SEC 30-Day Yield                  4.34%   4.16%      3.59%      3.80%      4.54%
--------------------------------------------------------------------------------
Taxable Equivalent Yield          6.83%   6.55%      5.65%      5.98%      7.15%
--------------------------------------------------------------------------------
*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Portfolio Statistics

Total Net Assets          $182.0 million
----------------------------------------
Average Effective
Maturity                     21.53 years
----------------------------------------
Average Duration                    9.85
----------------------------------------


Index Comparison/[_]/

[MOUNTAIN CHART APPEARS HERE]

               Nuveen Flagship            Nuveen Flagship        Lehman Brothers
          North Carolina Municipal   North Carolina Municipal       Municipal
              Bond Fund (Offer)           Bond Fund (NAV)           Bond Index
5/1990             $ 9,580                    $10,000                $10,000
5/1991              10,470                     10,929                 11,008
5/1992              11,442                     11,944                 12,089
5/1993              12,775                     13,335                 13,536
5/1994              12,938                     13,506                 13,870
5/1995              13,902                     14,512                 15,133
5/1996              14,411                     15,043                 15,825
5/1997              15,533                     16,214                 17,137
5/1998              16,884                     17,624                 18,746
5/1999              17,463                     18,228                 19,622
5/2000              16,796                     17,532                 19,453

-- Nuveen Flagship North Carolina Municipal Bond Fund (Offer) $16,796 -- Nuveen Flagship North Carolina Municipal Bond Fund (NAV) $17,532 -- Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT  page 12

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Tennessee Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities--including municipals--was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, have reduced borrowings. While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped the credit quality of many municipal issuers in the state.

     The Tennessee economy continued to grow, although at a slower pace than the nation as a whole. Employment gains in construction and industrial sectors continued to offset job losses in textiles and manufacturing. With that said, the state continued to experience budgetary problems, with an estimated budget gap of about $465 million for its fiscal year 2001 budget.

Q How did Nuveen Flagship Tennessee Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM Nuveen Flagship Tennessee Municipal Bond Fund generated a 12-month total return on net asset value of -3.65%, compared to the -3.05% total return posted by the Lipper Tennessee Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -0.97%.**


              "The Tennessee economy continued to grow, although
                 at a slower pace than the nation as a whole.
           Employment gains in construction and industrial sectors
        continued to offset job losses in textiles and manufacturing."


Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

* The Lipper Peer Group return represents the average annualized total return of the 17 funds in the Lipper Tennessee Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

                                                          ANNUAL REPORT  page 13

TENNESSEE

Top Five Sectors

U.S. Guaranteed              17%
--------------------------------
Healthcare                   15%
--------------------------------
Housing (Single Family)      14%
--------------------------------
Basic Materials              11%
--------------------------------
Tax Obligation (Limited)      9%
--------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


TENNESSEE

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed....43%
AA............26%
A.............13%
BBB...........15%
NR.............3%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index, which had a 12-month average total return of -0.86% for the fiscal year ended May 31, 2000.*** However, we feel Lipper's Tennessee-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare their Tennessee fund to other Tennessee funds as well as to a national benchmark.

Q  What was your strategy during this difficult period?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund.

     In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps also helped enhance the fund's tax efficiency, as some sales generated tax losses that can offset any realized capital gains for up to eight years.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them.

     Using the resources and expertise our of research team, we identified a number of attractive high-yielding opportunities. Good examples include single-family housing bonds issued through the Tennessee Housing Development Agency and airport revenue bonds issued for the Memphis-Shelby County Airport. Nuveen's research analysts used a proprietary database that captured financial, economic and demographic data on holdings to evaluate how the issuer's profile had changed and how it compared to similar issuers.

Q  What is your outlook for Nuveen Flagship Tennessee Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.


*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 14

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000


Quick Facts

                           A Shares     B Shares          C Shares    R Shares

NAV                          $10.34       $10.35            $10.34      $10.33
--------------------------------------------------------------------------------
Latest Monthly Dividend*    $0.0460      $0.0395           $0.0410     $0.0475
--------------------------------------------------------------------------------
Fund Symbol                   FTNTX          N/A             FTNCX         N/A
--------------------------------------------------------------------------------
CUSIP                     67065P758    67065P741         67065P733   67065P725
--------------------------------------------------------------------------------
Inception Date                11/87         2/97             10/93        2/97
--------------------------------------------------------------------------------
*Paid June 1, 2000


Total Returns as of 5/31/00+

                     A Shares                B Shares        C Shares   R Shares
                   NAV      Offer      w/o CDSC    w/CDSC       NAV        NAV

1-Year           -3.65%     -7.73%      -4.29%     -7.96%     -4.21%     -3.40%
--------------------------------------------------------------------------------
1-Year TER*      -0.97%     -5.17%      -2.02%     -5.69%     -1.85%     -0.63%
--------------------------------------------------------------------------------
5-Year            3.97%      3.09%       3.29%      3.12%      3.40%      4.08%
--------------------------------------------------------------------------------
5-Year TER*       6.80%      5.90%       5.74%      5.59%      5.92%      6.98%
--------------------------------------------------------------------------------
10-Year           5.98%      5.53%       5.49%      5.49%      5.39%      6.03%
--------------------------------------------------------------------------------
10-Year TER*      9.05%      8.59%       8.30%      8.30%      8.14%      9.14%
--------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).


Total Returns as of 3/31/00+
                  A Shares               B Shares         C Shares    R Shares
                NAV     Offer       w/o CDSC    w/CDSC       NAV         NAV

1-Year        -2.69%   -6.77%        -3.35%     -7.05%     -3.27%      -2.44%
--------------------------------------------------------------------------------
5-Year         4.86%    3.97%         4.18%      4.01%      4.27%       4.96%
--------------------------------------------------------------------------------
10-Year        6.24%    5.79%         5.75%      5.75%      5.65%       6.29%
--------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00

                                A Shares       B Shares    C Shares   R Shares
                              NAV     Offer    w/o CDSC       NAV        NAV

Distribution Rate*           5.34%    5.12%      4.58%       4.76%      5.52%
--------------------------------------------------------------------------------
SEC 30-Day Yield             4.40%    4.22%      3.65%       3.86%      4.60%
--------------------------------------------------------------------------------
Taxable Equivalent Yield     6.77%    6.49%      5.62%       5.94%      7.08%
--------------------------------------------------------------------------------
*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Portfolio Statistics

Total Net Assets        $284.5 million
--------------------------------------
Average Effective
Maturity                   19.64 years
--------------------------------------
Average Duration                  8.78
--------------------------------------


Index Comparison/[_]/

[MOUNTAIN CHART APPEARS HERE]

               Nuveen Flagship            Nuveen Flagship        Lehman Brothers
             Tennessee Municipal        Tennessee Municipal         Municipal
              Bond Fund (Offer)           Bond Fund (NAV)           Bond Index

5/1990             $ 9,580                    $10,000                $10,000
5/1991              10,499                     10,960                 11,008
5/1992              11,408                     11,909                 12,089
5/1993              12,846                     13,409                 13,536
5/1994              13,045                     13,617                 13,870
5/1995              14,094                     14,712                 15,133
5/1996              14,627                     15,269                 15,825
5/1997              15,756                     16,446                 17,137
5/1998              17,179                     17,932                 18,746
5/1999              17,778                     18,558                 19,622
5/2000              17,129                     17,880                 19,453

-- Nuveen Flagship Tennessee Municipal Bond Fund (Offer) $17,129
-- Nuveen Flagship Tennessee Municipal Bond Fund (NAV) $17,880
-- Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                          ANNUAL REPORT  page 15

                  Portfolio of Investments
                  Nuveen Flagship Georgia Municipal Bond Fund
                  May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 2.4%

$      1,500   Brunswick and Glynn County Development Authority, Revenue Refunding           3/08 at 102        Baa2   $  1,248,135
                Bonds, Series 1998 (Georgia Pacific Corporation Project),
                5.550%, 3/01/26 (Alternative Minimum Tax)

       1,000   Savannah Economic Development Authority, Pollution Control Revenue           No Opt. Call          A3        990,610
                Refunding Bonds (Union Camp Corporation Project), Series 1995,
                6.150%, 3/01/17

       1,000   Wayne County Development Authority, Pollution Control Revenue Refunding       5/03 at 102         Baa        985,500
                Bonds (ITT Rayonier Inc. Project), Series 1993, 6.100%, 11/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 0.4%

         500   White County Development Authority, Industrial Development Revenue Bonds      6/02 at 102        BBB+        502,680
                (Springs Industries, Inc.), 6.850%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 3.8%

       2,500   Albany Dougherty Payroll Development Authority, Solid Waste Disposal         No Opt. Call          AA      2,141,950
                Revenue Bonds (The Procter & Gamble Paper Products Company Project),
                1999 Series, 5.200%, 5/15/28 (Alternative Minimum Tax)

       1,000   Development Authority of Cartersville, Water and Wastewater Facilities        5/02 at 102          A+      1,040,390
                Revenue Bonds (Anheuser-Busch Project), Series 1992, 6.750%, 2/01/12
                (Alternative Minimum Tax)

       2,000   Development Authority of Cartersville, Sewage Facilities Refunding            5/07 at 101          A+      1,956,040
                Revenue Bonds (Anheuser-Busch Project), Series 1997, 6.125%, 5/01/27
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.1%

       1,000   Private Colleges and Universities Authority, Revenue Bonds (Mercer           No Opt. Call         AAA      1,082,030
                University Project), Series 1991, 6.500%, 11/01/15

       8,000   Private Colleges and Universities Authority, Student Housing Revenue          6/09 at 102           A      6,694,320
                Bonds (Mercer Housing Corporation Project), Tax-Exempt Series 1999A,
                5.375%, 6/01/31

         500   Private Colleges and Universities Authority, Revenue Refunding Bonds          6/04 at 102         AAA        517,810
                (Spelman College Project), Series 1994, 6.200%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 9.2%

       5,000   Baldwin County Hospital Authority, Revenue Bonds (Oconee Regional Medical    12/08 at 102         BBB      3,708,550
                Center), Series 1998, 5.375%, 12/01/28

         500   Hospital Authority of Cherokee County, Revenue Certificates, Tax Exempt      12/00 at 102         AAA        515,410
                Series 1990, 7.250%, 12/01/15

       1,000   Coffee County Hospital Authority, Revenue Anticipation Certificates          12/06 at 102         N/R        918,190
                (Coffee Regional Medical Center, Inc. Project), Series 1997A,
                6.750%, 12/01/16

               Development Authority of the City of Dalton, Revenue Certificates
               (Hamilton Health Care System), Series 1996:
       2,000     5.500%, 8/15/26                                                            No Opt. Call         AAA      1,877,300
       2,000     5.250%, 8/15/26                                                             2/07 at 102         AAA      1,747,060

       1,000   The Hospital Authority of Hall County and the City of Gainesville,           10/05 at 102         AAA        992,360
                Revenue Anticipation Certificates (Northeast Georgia Healthcare
                Project), Series 1995, 6.000%, 10/01/20

       1,000   Hospital Authority of Gwinnett County, Revenue Anticipation Certificates      9/07 at 101         AAA        871,570
                (Gwinnett Hospital System, Inc. Project), Series 1997A, 5.250%, 9/01/27

       2,250   Hospital Authority of the City of Royston, Revenue Anticipation               7/09 at 102         N/R      1,982,453
                Certificates (Ty Cobb Healthcare System, Inc. Project), Series 1999,
                6.500%, 7/01/27


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 16.6%

               The Housing Authority of the city of Atlanta, Multifamily Housing Revenue
               Bonds (The Village at Castleberry Hill Project), GNMA Collateralized,
               Series 1999:
$      2,000     5.300%, 2/20/29 (Alternative Minimum Tax)                                   2/09 at 102         AAA     $1,745,320
       5,000     5.400%, 2/20/39 (Alternative Minimum Tax)                                   2/09 at 102         AAA      4,292,650

       1,840   Housing Authority of the City of Augusta, Mortgage Revenue Refunding          5/05 at 102          Aa      1,875,714
                 Bonds, Series 1995A (FHA-Insured Mortgage Loan - River Glen Apartments,
                 Section 8 Assisted Project), 6.500%, 5/01/27

       1,000   Housing Authority of the County of DeKalb, Multifamily Housing Revenue        1/05 at 102         AAA      1,044,060
                 Bonds (The Lakes at Indian Creek Apartments Project), Series 1994,
                 7.150%, 1/01/25 (Alternative Minimum Tax)

       3,470   Housing Authority of the County of DeKalb, Multifamily Housing Revenue        1/06 at 102           A      3,465,454
                 Bonds (Regency Woods I and II Project), Senior Series 1996A, 6.500%,
                 1/01/26

       4,000   Housing Authority of Fulton County, Multifamily Housing Revenue Bonds         7/06 at 102         AAA      4,221,680
                 (Concorde Place Apartments Project), Series 1996A, 6.375%, 1/01/27
                 (Alternative Minimum Tax)

       4,715   Housing Authority of the City of Lawrenceville, Multifamily Housing           6/07 at 102         AAA      4,756,162
                 Revenue Bonds (Knollwood Park Apartments Project), Series 1997, 6.250%,
                 12/01/29 (Alternative Minimum Tax)

       1,295   Housing Authority of the City of Macon, Multifamily Mortgage Revenue         10/04 at 102         Aaa      1,318,375
                 Refunding Bonds, Series 1994A (FHA-Insured Mortgage Loan - The Vistas),
                 6.450%, 4/01/26

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.9%

               Housing Authority of Fulton County, Single Family Mortgage Revenue
               Bonds (GNMA Mortgage-Backed Securities Program), Series 1995A:
         230     6.550%, 3/01/18 (Alternative Minimum Tax)                                   3/05 at 102         AAA        232,590
          80     6.600%, 3/01/28 (Alternative Minimum Tax)                                   3/05 at 102         AAA         82,712

               Housing Authority of Fulton County, Single Family Mortgage Revenue
               Refunding Bonds (GNMA Mortgage-Backed Securities Program), Series 1996A:
         415     6.125%, 9/01/18 (Alternative Minimum Tax)                                   9/06 at 102         AAA        413,373
         655     6.200%, 9/01/27 (Alternative Minimum Tax)                                   9/06 at 102         AAA        651,509

       1,215   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/04 at 102         AAA      1,231,220
                 1994 Series A (FHA-Insured or VA Guaranteed Mortgage Loans), 6.500%,
                 12/01/17 (Alternative Minimum Tax)

       1,000   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          3/05 at 102         AAA      1,010,230
                 1995 Series A, Subseries A-2, 6.400%, 12/01/15 (Alternative Minimum Tax)

       2,450   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/05 at 102         AAA      2,484,251
                 1995 Series B, Subseries B-2, 6.550%, 12/01/27 (Alternative Minimum Tax)

       3,355   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/06 at 102         AAA      3,373,721
                 1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

         200   Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,        12/00 at 103         AA+        203,764
                 1990 Series A (FHA-Insured or VA Guaranteed Mortgage Loans), 7.750%,
                 6/01/18 (Alternative Minimum Tax)

       1,075   Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,        12/01 at 103         AA+      1,098,897
                 1991 Series A (FHA-Insured or VA Guaranteed Mortgage Loans), 7.250%,
                 12/01/21 (Alternative Minimum Tax)

          55   Georgia Residential Finance Authority, Single Family Mortgage Bonds,          6/00 at 102         AA+         56,179
                 1988 Series B (FHA-Insured or VA Guaranteed Mortgage Loans), 8.000%,
                 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 4.2%

       3,810   Peach County School District, General Obligation School Bonds, Series         2/05 at 102         AAA      4,070,833
                 1994, 6.400%, 2/01/19

       1,500   Washington County School District, General Obligation School Bonds,           1/05 at 102         AAA      1,630,050
                 Series 1994, 6.875%, 1/01/14

               Portfolio of Investments
               Nuveen Flagship Georgia Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 21.5%

$        570   Development Authority of Burke County, Industrial Development                 2/01 at 102           A   $    587,573
                 Revenue Bonds (Georgia Safe Corporation Project),
                 Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)

       1,150   Burke County Economic Development Authority, Revenue Bonds (Ritz             12/02 at 102           A      1,202,210
                 Instrument Transformers, Inc. Project), Series 1991A,
                 7.250%, 12/01/11 (Alternative Minimum Tax)

       1,750   Association County Commissioners of Georgia, Leasing Program (Butts          12/04 at 102         AAA      1,856,733
                 County Public Purpose Project), Series 1994, Certificates of
                 Participation, 6.750%, 12/01/14

               The Hospital Authority of Clarke County, Hospital Revenue Certificates
               (Athens Regional Medical Center Project), Series 1996:
       1,000     5.000%, 1/01/27                                                             1/07 at 100         AAA        836,080
       6,000     5.250%, 1/01/29                                                             1/09 at 101         AAA      5,215,680

       1,215   Clayton County Solid Waste Management Authority, Revenue Bonds,               2/02 at 102          AA      1,254,451
                 Series 1992A, 6.500%, 2/01/12

       1,000   Downtown Smyrna Development Authority, Revenue Bonds,                         2/05 at 102         AAA      1,076,670
                 Series 1994, 6.600%, 2/01/17

       2,765   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue              No Opt. Call          AA      2,911,351
                 Bonds, Refunding Series N, 6.250%, 7/01/18

         500   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue              No Opt. Call         AAA        523,720
                 Bonds, Refunding Series P, 6.250%, 7/01/20

         125   Puerto Rico Infrastructure Finance Authority, Special Tax Revenue             7/00 at 100        BBB+        125,279
                 Bonds, Series 1988A, 7.750%, 7/01/08

       7,000   Rockdale County Water and Sewerage Authority, Revenue Bonds, Series           1/10 at 101         AAA      6,343,330
                 1999 A, 5.375%, 7/01/29

       7,055   Upper Oconee Basin Water Authority, Revenue Bonds, Series 1997,               7/08 at 102         AAA      6,290,238
                 5.250%, 7/01/27

       1,250   Hospital Authority of Ware County, Revenue Anticipation                       3/02 at 102         AAA      1,276,788
                 Certificates, Series 1992A (Satilla Park Hospital),
                 6.625%, 3/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.7%

       1,000   City of Atlanta, Airport Facilities Revenue Refunding Bonds,                  1/07 at 101         AAA        981,160
                 Series 1996, 5.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.6%

               Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial
               Medical Center, Inc.), Series 1990A:
         100     7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA        103,287
       1,130     7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA      1,167,143

         505   Cherokee County Water and Sewer Authority, Revenue Bonds, Series             No Opt. Call         AAA        632,917
                 1985, 9.750%, 8/01/09

         500   Hospital Authority of Colquitt County, Hospital Revenue                       3/02 at 102         AAA        523,900
                 Certificates, Series 1992, 6.700%, 3/01/12 (Pre-refunded
                 to 3/01/02)

       1,000   City of Conyers, Water and Sewer Revenue Bonds, Series 1994A,                 7/04 at 102         AAA      1,065,310
                 6.600%, 7/01/15

         800   Downtown Marietta Development Authority, Revenue Bonds Series 1992,           1/02 at 102         Aaa        835,192
                 6.600%, 1/01/19 (Pre-refunded to 1/01/02)

               Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
               Baptist Health Care System Project), Series 1992A:
       3,000     6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      3,124,770
       2,600     6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      2,714,946

       2,250   Fulco Hospital Authority, Refunding Revenue Anticipation                      9/02 at 102     Baa1***      2,349,473
                 Certificates (Georgia Baptist Health Care System Project),
                 Series 1992B, 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

         500   City of Gainesville, Water and Sewer Revenue Bonds, Series 1990 B,           11/00 at 102         AAA        515,710
                 7.200%, 11/15/10 (Pre-refunded to 11/15/00)

       1,650   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue               7/04 at 102         AAA      1,785,581
                 Bonds, Second Indenture Series, Series 1994A, 6.900%, 7/01/20
                 (Pre-refunded to 7/01/04)

       1,015   Peach County School District, General Obligation School Bonds,                2/05 at 102         AAA      1,080,325
                 Series 1994, 6.300%, 2/01/14 (Pre-refunded to 2/01/05)


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 6.5%

   $  1,800    Development Authority of Appling County, Pollution Control Revenue            1/04 at 101         AAA   $  1,904,400
                 Bonds (Oglethorpe Power Corporation Hatch Project), Series 1994,
                 7.150%, 1/01/21

      1,500    Municipal Electric Authority of Georgia, General Power Revenue                1/15 at 100           A      1,584,435
                 Bonds, 1992B Series, 6.375%, 1/01/16

      1,000    Municipal Electric Authority of Georgia, Power Revenue Bonds,                 1/10 at 100         AAA        996,980
                 Series Z, 5.500%, 1/01/12

               Development Authority of Monroe County, Pollution Control Revenue Bonds
               (Oglethorpe Power Corporation - Scherer Project), Series 1992A:
        500      6.750%, 1/01/10                                                            No Opt. Call           A        537,750
      1,000      6.800%, 1/01/12                                                            No Opt. Call           A      1,082,650

      1,250    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,          7/04 at 100        BBB+      1,181,025
                 5.500%, 7/01/20

      4,500    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series O,         No Opt. Call         AAA      1,674,854
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 8.4%

      3,000    City of Atlanta, Water and Wastewater, Revenue Bonds, Series 1999A,           5/09 at 101         AAA      2,495,490
                 5.000%, 11/01/38

               City of Brunswick, Water and Sewerage Revenue Refunding and Improvement
               Bonds, Series 1992:
        500      6.000%, 10/01/11                                                           No Opt. Call         AAA        523,194
        400      6.100%, 10/01/19                                                           No Opt. Call         AAA        413,000

      2,000    Cherokee County Water and Sewerage Authority, Water and Sewerage             No Opt. Call         AAA      1,910,400
                 Revenue Bonds, Refunding and Improvements, Series 1993, 5.500%,
                 8/01/23

      6,000    De Kalb County, Water and Sewerage Revenue Bonds, Series 1999,               10/09 at 101          AA      5,106,120
                 5.000%, 10/01/28

      1,000    City of Milledgeville, Water and Sewerage Revenue and Refunding              No Opt. Call         AAA      1,032,350
               Bonds, Series 1996, 6.000%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
   $144,990    Total Investments (cost $140,168,254) - 99.3%                                                            135,853,567
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.7%                                                                         987,038
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $136,840,605
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen Flagship Louisiana Municipal Bond Fund
                     May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 6.2%

$      1,000   Parish of DeSoto, Environmental Improvement Revenue Refunding Bonds,          6/05 at 102        BBB+     $  979,260
                 1995 Series B (International Paper Company Project), 6.550%, 4/01/19
                 (Alternative Minimum Tax)

       1,250   Parish of DeSoto, Environmental Improvement Revenue Bonds, 1998 Series       11/08 at 101        BBB+      1,088,938
                 A (International Paper Company Project), 5.600%, 11/01/22 (Alternative
                 Minimum Tax)

       3,000   Parish of Natchitoches, Solid Waste Disposal Revenue Bonds (Willamette       12/03 at 102          A-      2,657,520
                 Industries Project), Series 1993, 5.875%, 12/01/23 (Alternative
                  Minimum Tax)

       1,500   Parish of St. Charles, Pollution Control Revenue Bonds (Union Carbide        11/02 at 102         BBB      1,552,500
                 Corporation), Series 1992, 7.350%, 11/01/22 (Alternative Minimum Tax)

       1,000   Parish of St. John the Baptist, Environmental Improvement Revenue            12/08 at 101         BBB        892,720
                 Bonds (USX Corporation Project), Refunding Series of 1998, 5.350%,
                 12/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.2%

         750   Louisiana Public Facilities Authority, College and University                10/00 at 101          A+        766,358
                 Equipment and Capital Facilities Revenue Refunding Bonds (Loyola
                 University Project), Series 1989A, 7.250%, 10/01/09

         380   Louisiana Public Facilities Authority, College and University                 4/02 at 102          A+        396,443
                 Equipment and Capital Facilities Revenue Refunding Bonds (Loyola
                 University Project), Series 1992, 6.750%, 4/01/10

       1,000   Louisiana Public Facilities Authority, Revenue and Refunding Bonds            9/07 at 102         AAA        883,800
                 (Xavier University of Louisiana Project), Series 1997, 5.250%, 9/01/27

       1,000   Louisiana Public Facilities Authority, Revenue and Refunding Bonds            2/08 at 102         AAA        846,050
                 (Dillard University Project), Series 1998, 5.000%, 2/01/28

         960   Board of Supervisors of Louisiana State University and Agricultural          10/08 at 102         AAA        806,122
                 and Mechanical College, Revenue and Refunding Bonds (University of
                 New Orleans Project), Series 1998, 5.000%, 10/01/30
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 3.5%

       1,000   Lake Charles Harbor and Terminal District, Port Facilities Refunding         12/02 at 102        Baa2      1,029,870
                 Revenue Bonds, Series 1992 (Occidental Petroleum Corporation Project),
                 7.200%, 12/01/20

         500   Louisiana Offshore Terminal Authority, Deepwater Port Refunding               9/01 at 102           A        520,030
                 Revenue Bonds (LOOP Project), First Stage Series 1991B, 7.200%, 9/01/08

         475   Louisiana Offshore Terminal Authority, Deepwater Port Refunding               9/00 at 102           A        486,980
                 Revenue Bonds (LOOP Project), First Stage Series E, 7.600%, 9/01/10

       1,000   Louisiana Offshore Terminal Authority, Deepwater Port Refunding              10/08 at 100           A        876,280
                 Revenue Bonds (LOOP Project), Series 1998, 5.200%, 10/01/18

       1,200   Parish of St. Bernard, Exempt Facility Revenue Bonds (Mobil Oil              11/06 at 102         AAA      1,144,308
                 Corporation Project), Series 1996, 5.900%, 11/01/26 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 20.2%

       1,000   Jefferson Parish Hospital District No. 1, Fixed Rate Hospital Revenue         1/09 at 101         AAA        851,670
                 Bonds (West Jefferson Medical Center), Series 1998A, 5.000%, 1/01/21

       3,000   Jefferson Parish Hospital District No. 2, Hospital Revenue Bonds,             7/09 at 101         AAA      2,484,120
                 Series 1998, 5.000%, 7/01/28

       1,000   Louisiana Public Facilities Authority, Hospital Revenue and Refunding         7/07 at 101         AAA        899,200
                 Bonds (Womans Hospital Foundation Project), Series 1997, 5.375%,
                 10/01/22

         500   Louisiana Public Facilities Authority, Hospital Revenue Bonds                No Opt. Call         AAA        481,670
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998A, 5.750%, 7/01/25

       5,000   Louisiana Public Facilities Authority, Hospital Revenue and Refunding         1/08 at 102        BBB+      3,796,950
                 Bonds (Lincoln Health System Project), Series 1998, 5.150%, 1/01/19

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

$      2,300   Louisiana Public Facilities Authority, Hospital Revenue Bonds                 8/09 at 101        BBB+   $  1,806,190
                 (Touro Infirmary Project), Series 1999A, 5.625%, 8/15/29

       1,325   Louisiana Public Facilities Authority, Revenue Bonds, Series 1992-B           5/02 at 102         AAA      1,342,172
                 (Alton Ochsner Medical Foundation Project), 6.500%, 5/15/22

       3,400   Louisiana Public Facilities Authority, Health Facilities Revenue             No Opt. Call         AA+      3,050,310
                 Refunding Bonds (Sisters of Mercy Health System, St. Louis, Inc.),
                 Series 1993A, 5.000%, 6/01/19

       2,500   Louisiana Public Facilities Authority, Revenue Bonds (General                11/04 at 102         AAA      2,523,375
                 Health, Inc. Project), Series 1994, 6.375%, 11/01/24

         500   Louisiana Public Facilities Authority, Revenue Bonds (Mary Bird               1/05 at 102         AAA        503,050
                 Perkins Cancer Center Project), Series 1994, 6.200%, 1/01/19

       2,180   St. Tammany Parish Hospital Service District No. 2, Hospital                 10/04 at 102         AAA      2,255,057
                 Revenue Bonds, Series 1994, 6.250%, 10/01/14

         885   Hospital Service District No. 1 of the Parish of Tangipahoa,                  2/04 at 102         AAA        888,460
                 Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24

       2,570   Hospital Service District No. 1 of the Parish of Terrebonne,                  4/08 at 102         AAA      2,279,462
                 Hospital Revenue and Refunding Bonds (Terrebonne General
                 Medical Center Project), Series 1998, 5.375%, 4/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.8%

         750   Lake Charles Non Profit Housing Development Corporation, Mortgage            10/00 at 100         AAA        750,660
                 Revenue Refunding Bonds, Series 1990A (FHA-Insured Mortgage Loan,
                 Section 8 Assisted - Chateau Project), 7.875%, 2/15/25

         735   Louisiana Public Facilities Authority, Revenue Bonds (Walmsley                6/03 at 103         AAA        767,612
                 Housing Corporation), Series 1989A, 7.500%, 6/01/21

         500   Louisiana Public Facilities Authority, Multifamily Housing Revenue           11/01 at 102          AA        519,255
                 Bonds (VOA National Housing Corporation Projects), Series 1991,
                 7.750%, 11/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 12.2%

         795   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage           8/00 at 102         Aaa        812,363
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

       2,235   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          10/07 at 102         Aaa      2,122,870
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)

         900   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          10/08 at 101         Aaa        785,682
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1998C-1, 5.200%, 10/01/23

         240   Louisiana Housing Finance Agency, Single Family Mortgage Revenue              6/05 at 102         Aaa        242,141
                 Bonds, Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

               Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage
               Revenue Bonds, Series 1997B-2:
         960     5.600%, 6/01/17 (Alternative Minimum Tax)                                   6/07 at 102         Aaa        894,278
       1,370     5.500%, 12/01/22                                                            6/07 at 102         Aaa      1,252,934

       1,485   Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family            12/07 at 101         Aaa      1,257,676
                 Mortgage Revenue Bonds (Home Ownership Program), Series 1998B-2,
                 5.250%, 6/01/29 (Alternative Minimum Tax)

       1,000   Louisiana Public Facilities Authority, Single Family Mortgage                 8/07 at 102         Aaa        928,950
                 Revenue Refunding Bonds, Series 1997B, 5.750%, 8/01/31

         425   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue           7/00 at 102         Aaa        430,937
                 Bonds, Series 1988-C1, 7.750%, 12/01/22 (Alternative Minimum Tax)

       1,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue          12/06 at 102         Aaa        970,740
                 Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)

       1,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue          12/07 at 102         Aaa        929,670
                 Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)

       1,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue          12/08 at 101         Aaa        860,890
                 Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative
                 Minimum Tax)

               Portfolio of Investments
               Nuveen Flagship Louisiana Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

               Rapides Finance Authority, Single Family Mortgage Revenue Refunding
               Bonds (GNMA and Fannie Mae Mortgage-Backed Securities Program),
               Series 1998B:
      $  800     5.350%, 6/01/26                                                             6/08 at 102         Aaa     $  711,616
       2,000     5.450%, 12/01/30 (Alternative Minimum Tax)                                  6/08 at 102         Aaa      1,744,660

         106   St. Bernard Parish Home Mortgage Authority, Single Family Mortgage           No Opt. Call          A1        109,463
                 Revenue Refunding Bonds, 1991 Series A, 8.000%, 3/25/12
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.2%

       3,000   Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                9/05 at 103         AAA      3,019,170
                 Collateralized Mortgage Loan - St. Dominic Assisted Care Facility),
                 Series 1995, 6.950%, 9/01/36

       1,740   Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                1/04 at 101         AAA      1,800,917
                 Collateralized Mortgage Loan - Villa Maria Retirement Center Project),
                 Series 1993, 7.100%, 1/20/35
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 9.8%

       2,000   City of New Orleans, General Obligation Refunding Bonds, Series              No Opt. Call         AAA      1,125,320
                 1991, 0.000%, 9/01/10

       3,000   Parishwide School District of the Parish of Orleans, General                  3/06 at 100         AAA      2,611,110
                 Obligation School Bonds, Series 1996, 5.000%, 9/01/20

       1,000   Parishwide School District of the Parish of Orleans, General                  3/08 at 100         Aaa        880,500
                 Obligation School Bonds, Series 1998A, 5.125%, 9/01/22

      13,875   Orleans Parish School Board, Public School Refunding Bonds, Series           No Opt. Call         AAA      5,731,346
                1991, 0.000%, 2/01/15

       1,000    East Ouachita School District of the Parish of Ouachita, General             3/09 at 100         AAA        857,830
                  Obligation School Bonds, Series 1999, 5.000%, 3/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 20.7%

       1,000    Jefferson Sales Tax District, Parish of Jefferson, Special Sales            12/02 at 100         AAA      1,041,010
                  Tax Revenue Bonds, Series 1991B, 6.750%, 12/01/06

       1,000    City of Lafayette, Public Improvement Sales Tax Bonds, Series                3/07 at 101         AAA        860,920
                  1998A, 5.000%, 5/01/22

       1,750    City of Lafayette, Public Improvement Sales Tax Bonds, Series            3/09 at 101 1/2         AAA      1,659,893
                  1999B, 5.625%, 3/01/24

       3,000    Louisiana Local Government Environmental Facilities and Community           No Opt. Call         AAA      2,453,280
                  Development Authority, Revenue Bonds (Capital Projects and Equipment
                  Acquisition Program), Series 1999, 4.500%, 12/01/18

       1,000    Office Facilities Corporation, Lease Revenue Bonds (Louisiana State          3/09 at 101         AAA        919,190
                  Capitol Complex Program), Series 1999A, 5.250%, 3/01/18

       1,870    Louisiana Stadium and Exposition District, Hotel Occupancy Tax               7/09 at 102         AAA      1,548,491
                  Refunding Bonds, Series 1998B, 4.750%, 7/01/21

       1,500    Office Facilities Corporation (A Louisiana Non Profit Corporation),         12/01 at 103        BBB+      1,586,430
                  Capital Facilities Bonds (Statewide Lease/Purchase Program),
                  Series 1990, 7.750%, 12/01/10

       7,700    Puerto Rico Highway and Transportation Authority, Highway Revenue            7/16 at 100           A      6,418,720
                  Bonds, Series Y of 1996, 5.000%, 7/01/36

       3,000    Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101           A      3,169,740
                  Revenue Bonds, Series B, 6.500%, 7/01/27 (WI)

       1,000    Board of Supervisors of the University of Louisiana System, Lease            9/09 at 102         AAA      1,017,260
                  Revenue Bonds (University of Louisiana at LaFayette Cajundome
                  Convention Center Project), Series 2000, 6.250%, 9/01/29

       3,000    Virgin Islands Public Finance Authority, Revenue Bonds (Virgin              10/10 at 101        BBB-      2,970,090
                  Islands Gross Receipts Taxes Loan Note), Series 1999A, 6.375%,
                  10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 2.0%

         505    New Orleans Aviation Board, Revenue Bonds, Series 1997B-1, 5.450%,          10/07 at 102         AAA        452,758
                  10/01/27 (Alternative Minimum Tax)

       2,100    City of Shreveport Airport System, Revenue Bonds, Series 1997A,              1/08 at 102         AAA      1,850,982
                  5.375%, 1/01/28 (Alternative Minimum Tax)


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 9.6%

   $    680    Louisiana Public Facilities Authority, Hospital Revenue                      11/00 at 100         AAA   $    772,058
                 Refunding Bonds (Southern Baptist Hospitals, Inc. Project),
                 Series 1986, 8.000%, 5/15/12

      1,125    Louisiana Public Facilities Authority, Hospital Revenue Bonds                10/02 at 102       A3***      1,196,572
                 (Woman's Hospital Foundation Project), Series 1992, 7.250%,
                 10/01/22 (Pre-refunded to 10/01/02)

      2,000    Louisiana Public Facilities Authority, Hospital Revenue                      10/02 at 102         AAA      2,101,460
                 Refunding Bonds (Lafayette General Medical Center Project),
                 Series 1992, 6.500%, 10/01/22 (Pre-refunded to 10/01/02)

     10,000    Louisiana Public Facilities Authority, Revenue Bonds, Custodial              No Opt. Call         AAA      3,051,800
                 Receipts, Series 1990B, 0.000%, 12/01/19

      2,000    City of New Orleans Audubon Park Commission, Aquarium Revenue                 4/02 at 102      N/R***      2,138,180
                 Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

      1,400    Ouachita Parish Hospital Service District No. 1, Revenue Bonds                7/01 at 102        A***      1,465,113
                 (Glenwood Regional Medical Center), Series 1991, 7.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

        250    Shreveport Home Mortgage Authority, Single Family Mortgage                   No Opt. Call         Aaa        264,410
                 Revenue Bonds, Series 1979A, 6.750%, 9/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.7%

      3,000    Lake Charles Harbor and Terminal District, Port Facilities                    8/02 at 103          A3      3,208,800
                 Revenue Refunding Bonds, Series 1992 (Trunkline LNG Company
                 Project), Panhandle Eastern Corporation, 7.750%, 8/15/22

      1,000    Parish of St. Charles, Environmental Improvement Revenue Bonds               11/02 at 102         BBB        917,770
                 (Louisiana Power and Light Company Project), Series 1993A,
                 6.200%, 5/01/23 (Alternative Minimum Tax)

      1,000    Parish of St. Charles, Environmental Improvement Revenue Bonds               11/00 at 102        BBB-        926,170
                 (Louisiana Power and Light Company Project), Series 1995,
                 6.375%, 11/01/25 (Alternative Minimum Tax)

      1,500    Parish of St. Charles, Solid Waste Disposal Revenue Bonds                    12/02 at 102         BBB      1,529,144
                 (Louisiana Power and Light Company Project), Series 1992A,
                 7.000%, 12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.3%

      1,500    Louisiana Public Facilities Authority, Revenue Bonds, Series                  2/03 at 101          AA      1,534,650
                 1992, Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
  $ 138,971    Total Investments (cost $119,731,184) - 100.4%                                                           115,262,346
===========-------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.4)%                                                                      (439,046)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $114,823,300
               =====================================================================================================================

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

           *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

           N/R  Investment is not rated.

           (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund
May 31, 2000

  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 9.2%

     $1,400    The Haywood County Industrial Facilities and Pollution Control                9/05 at 102        Baa1     $1,312,304
                 Financing Authority, Series 1995, Environmental Improvement Revenue
                 Bonds (Champion International Corporation Project), 6.250%, 9/01/25
                 (Alternative Minimum Tax)

      4,000    The Haywood County Industrial Facilities and Pollution Control               10/03 at 102        Baa1      3,504,840
                 Financing Authority, Series 1993, Solid Waste Disposal Revenue Bonds
                 (Champion International Corporation Project), 5.500%, 10/01/18
                 (Alternative Minimum Tax)

      3,100    The Haywood County Industrial Facilities and Pollution Control                3/06 at 102        Baa1      2,867,066
                 Financing Authority, Pollution Control Refunding Revenue Bonds (Champion
                 International Corporation Project), Series 1995, 6.000%, 3/01/20

      1,900    Martin County Industrial Facilities and Pollution Control Financing           9/01 at 103           A      1,984,759
                 Authority, Solid Waste Revenue Disposal Bonds (Weyerhaeuser Company
                 Project), Series 1991, 7.250%, 9/01/14 (Alternative Minimum Tax)

      6,000    Martin County Industrial Facilities and Pollution Control Financing           5/04 at 102           A      6,079,500
                 Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser Company
                 Project), Series 1994, 6.800%, 5/01/24 (Alternative Minimum Tax)

      1,000    Martin County Industrial Facilities and Pollution Control Financing          11/05 at 102           A        913,320
                 Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser Company
                 Project), Series 1995, 6.000%, 11/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 5.0%

               North Carolina Educational Facilities Finance Agency, Revenue Bonds
               (High Point College Project), Series 1989:
        165      7.050%, 12/01/05                                                            6/00 at 102          A3        168,538
        175      7.100%, 12/01/06                                                            6/00 at 102          A3        178,759

      4,220    North Carolina Educational Facilities Finance Agency, Refunding              10/06 at 102         AA+      3,821,505
                 Revenue Bonds (Duke University Project), Series 1996B, 5.000%,
                 10/01/17

      1,000    North Carolina State Education Assistance Authority, Guaranteed               7/05 at 102           A      1,005,880
                 Student Loan Revenue Bonds, 1995 Series A (Subordinate Lien),
                 6.300%, 7/01/15 (Alternative Minimum Tax)

               University of North Carolina at Chapel Hill, Utilities System Revenue
               Refunding Bonds, Series 1997, The Board of Governors of the University of
               North Carolina:
      4,000      0.000%, 8/01/15                                                            No Opt. Call          AA      1,648,680
      4,265      0.000%, 8/01/18                                                            No Opt. Call          AA      1,439,267
      2,750      0.000%, 8/01/20                                                            No Opt. Call          AA        813,780

------------------------------------------------------------------------------------------------------------------------------------
               Energy - 2.0%

      3,600    New Hanover County Industrial Facilities and Pollution Control                7/02 at 102        BBB-      3,616,272
                 Financing Authority, Revenue Refunding Bonds (Occidental
                 Petroleum Corporation Project), Series 1992, 6.700%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 17.9%

      5,500    The Charlotte-Mecklenburg Hospital Authority, Health Care System              1/06 at 102          AA      5,322,900
                 Revenue Refunding Bonds, Series A, 5.875%, 1/15/26

      6,000    The Charlotte-Mecklenburg Hospital Authority, Health Care System              1/07 at 102          AA      5,182,680
                 Revenue Bonds, Series 1997A, 5.125%, 1/15/22

      4,000    County of Cumberland Hospital Facility, Revenue Bonds (Cumberland            10/09 at 101          A-      3,231,080
                 County Hospital System, Inc.), Series 1999, 5.250%, 10/01/29


  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $   4,500    North Carolina Medical Care Commission, Health Care Facilities                6/08 at 101          AA     $3,531,375
                 Revenue Bonds (Duke University Health System), Series 1998A,
                 4.750%, 6/01/28

               North Carolina Medical Care Commission, Health Care Facilities Revenue
               Bonds (Scotland Memorial Hospital Project), Series 1999:
        625      5.500%, 10/01/19                                                           10/08 at 102          AA        572,431
      1,200      5.500%, 10/01/29                                                           10/08 at 102          AA      1,068,552

      1,000    North Carolina Medical Care Commission, Hospital Revenue Bonds                2/02 at 102        Baa3      1,057,060
                 (Annie Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

      2,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/08 at 101         AAA      1,720,460
                 (Mission-St. Joseph Health System), Series 1998, 5.125%, 10/01/28

      3,500    North Carolina Medical Care Commission, Hospital Revenue Bonds                6/09 at 102           A      3,331,825
                 (Southeastern Regional Medical Center), Series 1999, 6.250%, 6/01/29

      2,500    Northern Hospital District, Surry County, Health Care Facilities             10/01 at 102        BBB-      2,505,000
                 Revenue Refunding Bonds, Series 1991, 7.875%, 10/01/21

      5,750    Board of Governors of the University of North Carolina, University            2/06 at 102          AA      5,041,773
                 of North Carolina Hospitals at Chapel Hill, Revenue Bonds, Series
                 1996, 5.250%, 2/15/26

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 0.4%

        620    North Carolina Housing Finance Agency, Multifamily Revenue                    7/02 at 102         Aa2        644,416
                 Refunding Bonds (1992 Refunding Bond Resolution), Series B,
                 6.900%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 20.4%

        495    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/01 at 102          AA        508,469
                 Series O (1985 Resolution), 7.600%, 3/01/21 (Alternative Minimum Tax)

      7,300    North Carolina Housing Finance Agency, Home Ownership Revenue                 7/09 at 100          AA      6,671,324
                 Bonds, Series 5-A (1998 Trust Agreement), 5.625%, 7/01/30
                 (Alternative Minimum Tax)

               North Carolina Housing Finance Agency, Single Family Revenue Bonds,
               Series Y (1985 Resolution):
      1,925      6.300%, 9/01/15                                                             9/04 at 102          AA      1,954,510
      1,750      6.350%, 3/01/18                                                             9/04 at 102          AA      1,775,865

      3,280    North Carolina Housing Finance Agency, Home Ownership Revenue                 7/09 at 100          AA      3,266,716
                 Bonds, Series 6-A (1998 Trust Agreement), 6.200%, 1/01/29

      1,795    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/05 at 102          AA      1,812,304
                 Series BB (1985 Resolution), 6.500%, 9/01/26 (Alternative Minimum Tax)

      3,295    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/05 at 102          AA      3,256,185
                 Series DD (1985 Resolution), 6.200%, 9/01/27 (Alternative Minimum Tax)

      4,340    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/06 at 102          AA      4,290,003
                 Series LL (1985 Resolution), 6.200%, 3/01/26 (Alternative Minimum Tax)

      2,500    North Carolina Housing Finance Agency, Single Family Revenue Bonds,       3/07 at 101 1/2          AA      2,370,375
                 Series RR (1985 Resolution), 5.850%, 9/01/28 (Alternative Minimum Tax)

      1,635    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/08 at 101          AA      1,485,496
                 Series VV (1985 Resolution), 5.250%, 3/01/17 (Alternative Minimum Tax)

      2,500    North Carolina Housing Finance Agency, Home Ownership Revenue                 7/08 at 101          AA      2,197,625
                 Bonds, Series 2-A (1998 Trust Agreement), 5.250%, 7/01/26 (Alternative
                 Minimum Tax)

      4,370    North Carolina Housing Finance Agency, Home Ownership Revenue                 1/09 at 101          AA      3,761,041
                 Bonds, Series 3-A (1998 Trust Agreement), 5.200%, 7/01/26 (Alternative
                 Minimum Tax)

      4,000    North Carolina Housing Finance Agency, Home Ownership Revenue                 1/09 at 100          AA      3,543,800
                 Bonds, Series 4-A (1998 Trust Agreement), 5.300%, 7/01/26
                 (Alternative Minimum Tax)

        460    Winston Salem, North Carolina, Single Family Mortgage Revenue                 9/00 at 102          A1        467,489
                 Bonds, Series 1990, 8.000%, 9/01/07 (Alternative Minimum Tax)

                  Portfolio of Investments
                  Nuveen Flagship North Carolina Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.8%

  $    1,400   Gaston County Industrial Facilities and Pollution Control Financing          11/01 at 103         N/R   $  1,458,702
                 Authority, Industrial Development Revenue Bonds, Series 1985
                 (ABB-Combustion Engineering Inc.), 8.850%, 11/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 14.1%

         500   City of Asheville, North Carolina, Certificates of Participation,             2/02 at 102          A1        516,015
                 Series 1992, 6.500%, 2/01/08

       1,000   City of Asheville, North Carolina, Certificates of Participation,             6/07 at 101         AAA        903,160
                 Series 1997A, 5.125%, 6/01/18

       2,830   City of Charlotte, North Carolina, General Obligation Water and               4/05 at 102         AAA      2,686,208
                 Sewer Bonds, Series 1995A, 5.400%, 4/01/20

         600   City of Durham, North Carolina, Certificates of Participation,                6/05 at 102          AA        601,536
                 Series 1995, 5.800%, 6/01/15

               County of Harnett, North Carolina, Certificates of Participation, Series
               1994 (Harnett County Projects):
       1,000     6.200%, 12/01/06                                                           12/04 at 102         AAA      1,050,910
       1,750     6.200%, 12/01/09                                                           12/04 at 102         AAA      1,826,388
         500     6.400%, 12/01/14                                                           12/04 at 102         AAA        524,455

               County of Pitt, North Carolina, Certificates of Participation (Pitt
               County Public Facilities Project), Series 1997A:
       1,250     5.550%, 4/01/12                                                             4/07 at 102         AAA      1,246,575
       1,000     5.850%, 4/01/17                                                             4/07 at 102         AAA      1,000,250

               Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
               Series Y of 1996:
      10,000     5.500%, 7/01/36                                                             7/16 at 100           A      9,151,300
       2,000     5.500%, 7/01/36                                                             7/16 at 100         AAA      1,865,740

         555   Puerto Rico Infrastructure Finance Authority, Special Tax Revenue             7/00 at 100        BBB+        556,238
                 Bonds, Series 1988A, 7.750%, 7/01/08

       1,000   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,             No Opt. Call           A        957,270
                 Series L (Guaranteed by the Commonwealth of Puerto Rico), 5.500%,
                 7/01/21

               Town of Ramseur, North Carolina, General Obligation Water Refunding Bonds,
               Series 1997:
         120     5.750%, 6/01/18                                                             6/07 at 102         N/R        115,894
         125     5.750%, 6/01/19                                                             6/07 at 102         N/R        119,779
         125     5.750%, 6/01/20                                                             6/07 at 102         N/R        118,946
         130     5.750%, 6/01/21                                                             6/07 at 102         N/R        122,935
         105     5.750%, 6/01/22                                                             6/07 at 102         N/R         99,092

         715   County of Stokes, North Carolina, Certificates of Participation,              3/01 at 102         AAA        740,068
                 Series 1991, 7.000%, 3/01/06

       1,410   County of Union, North Carolina, Certificates of Participation,               4/03 at 102         AAA      1,459,491
                 Series 1992, 6.375%, 4/01/12

------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.6%

       6,000   City of Charlotte, North Carolina, Airport Revenue Bonds, Series              7/09 at 101         AAA      5,899,680
                 1999B, 6.000%, 7/01/28 (Alternative Minimum Tax)

         710   Piedmont Triad Airport Authority, Airport Revenue Bonds, Series               7/09 at 101         AAA        701,182
                 1999B, 6.000%, 7/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 7.4%

         130   Asheville Housing Development Corporation, First Lien Revenue Bonds,         11/09 at 100      N/R***        158,059
                 Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

       1,500   County of Buncombe, North Carolina, Certificates of Participation            12/02 at 102      Aa3***      1,584,405
                 (1992 Buncombe County Project), 6.625%, 12/01/10 (Pre-refunded to
                 12/01/02)

       1,900   Craven Regional Medical Authority, Insured Health Care Facilities            10/00 at 102         AAA      1,953,694
                 Revenue Bonds, Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

         705   City of Durham, North Carolina, Certificates of Participation (1990           9/00 at 102       Aa***        723,556
                 Financing Project), 7.250%, 9/01/10 (Pre-refunded to 9/01/00)

       1,000   City of Durham, North Carolina, Certificates of Participation,               12/01 at 102      Aa3***      1,045,800
                 Series 1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)


  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

       $995    North Carolina Eastern Municipal Power Agency, Power System                   1/02 at 100         AAA     $1,077,396
                 Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18

         55    North Carolina Medical Care Commission, Hospital Revenue                     No Opt. Call         AAA         60,157
                 Bonds (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

               North Carolina Medical Care Commission, Hospital Revenue Bonds (Halifax
               Memorial Hospital Project), Series 1992:
      1,275      6.750%, 8/15/14 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,340,918
      1,000      6.750%, 8/15/24 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,051,700

      3,400    North Carolina Medical Care Commission, Hospital Revenue                     10/00 at 102       AA***      3,505,672
                 Bonds (Community General Hospital of Thomasville), Series 1990, 8.100%,
                 10/01/15 (Pre-refunded to 10/01/00)

        700    County of Pender, North Carolina, Certificates of Participation,              6/01 at 102     Baa1***        734,020
                 Series 1991, 7.700%, 6/01/11 (Pre-refunded to 6/01/01)

        295    University of North Carolina at Chapel Hill, Student Fee                      6/01 at 102         AAA        307,336
                 Revenue Bonds, Series 1991 (Student Recreation Center), The Board of
                 Governors of the University of North Carolina, 7.000%, 6/01/08
                 (Pre-refunded to 6/01/01)

------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 17.5%

               Coastal Regional Solid Waste Management Authority, Solid Waste System
               Revenue Bonds, Series 1992:
      1,000      6.300%, 6/01/04                                                             6/02 at 102          A3      1,042,530
      1,000      6.500%, 6/01/08                                                             6/02 at 102          A3      1,046,290

      2,000    City of Concord, North Carolina, Utilities Systems Refunding                 12/08 at 101         AAA      1,802,160
                 Revenue Bonds, Series 1998B, 5.000%, 12/01/17

      1,845    City of Fayetteville, North Carolina, Public Works Commission                 3/05 at 102         AAA      1,727,400
                 Revenue Bonds, Series 1995A, 5.250%, 3/01/16

      2,000    City of Greenville Utilities Commission, Combined Enterprise                  9/04 at 102          A+      2,021,020
                 System Revenue Bonds, Series 1994, 6.000%, 9/01/16

      5,300    North Carolina Eastern Municipal Power Agency, Power System                  No Opt. Call         AAA      5,395,028
                 Revenue Bonds, Refunding Series 1993 B, 6.000%, 1/01/18

      2,400    North Carolina Eastern Municipal Power Agency, Power System                   1/08 at 101         AAA      2,168,520
                 Revenue Bonds, Refunding Series 1997 A, 5.375%, 1/01/24

      5,000    North Carolina Eastern Municipal Power Agency, Power System                   1/10 at 101         BBB      4,945,600
                 Revenue Bonds, Series 1999D, 6.750%, 1/01/26

      1,000    North Carolina Municipal Power Agency Number 1, Catawba                       1/03 at 100        BBB+        919,350
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

      5,665    North Carolina Municipal Power Agency Number 1, Catawba                       1/10 at 101        BBB+      5,505,926
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20

      5,250    Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/08 at 101 1/2        BBB+      4,441,027
                 Series DD, 5.000%, 7/01/28

        870    City of Shelby, North Carolina, Combined Enterprise System                    5/05 at 102          A-        820,157
                 Revenue Bonds, Series 1995A, 5.500%, 5/01/17

                     Portfolio of Investments
                     Nuveen Flagship North Carolina Municipal Bond Fund
                      (continued)
                     May 31, 2000


  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.8%

     $1,000    County of Dare, North Carolina, Utilities System Revenue Bonds, Series        6/08 at 102         AAA   $    825,010
                 1998A, 4.750%, 6/01/24

      2,500    City of Raleigh, North Carolina, Combined Enterprise System Revenues          3/09 at 101         AA+      2,064,350
                 Bonds, Series 1999, 4.750%, 3/01/24

        334    Woodfin Treatment Facility, Inc., Proportionate Interest Certificates        No Opt. Call         N/R        327,256
                 5.500%, 12/01/03
------------------------------------------------------------------------------------------------------------------------------------
  $ 199,359    Total Investments (cost $188,840,119) - 100.1%                                                           182,241,375
===========-------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.1)%                                                                      (247,889)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $181,993,486
               =====================================================================================================================


               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
               N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen Flagship Tennessee Municipal Bond Fund
                     May 31, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 10.8%

$      3,000   The Industrial Development Board of the City of Chattanooga,                  7/03 at 103         AA-   $  3,050,460
                Pollution Control Revenue Bonds, Series 1982 A. (E.I. du Pont de Nemours
                and Company Project), 6.350%, 7/01/22

      12,000   The Industrial Development Board of Humphreys County, Solid Waste             5/04 at 102         AA-     12,416,040
                Disposal Facility Bonds (E.I. du Pont de Nemours and Company Project),
                6.700%, 5/01/24 (Alternative Minimum Tax)

      10,000   The Industrial Development Board of the County of McMinn,                     3/01 at 102         BBB     10,271,700
                Pollution Control Facilities Revenue Bonds, Series 1991 (Calhoun
                Newsprint Company Project - Bowater Incorporated Obligor)
                7.625%, 3/01/16 (Alternative Minimum Tax)

       4,950   The Industrial Development Board of the County of McMinn, Solid              12/02 at 102         BBB      5,076,968
                Waste Recycling Facilities Revenue Bonds, Series 1992 (Calhoun
                Newsprint Company Project - Bowater Incorporated Obligor), 7.400%,
                12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 2.5%

       7,000   The Industrial Development Board of Maury County, Multi-Modal                 9/04 at 102           A      7,072,310
                Interchangeable Rate Pollution Control Refunding Revenue Bonds
                (Saturn Corporation Project), Series 1994, 6.500%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.9%

       6,750   The Industrial Development Board of Loudon County, Solid Waste                2/03 at 102          AA      6,737,040
                Disposal Revenue Bonds (Kimberly-Clark Corporation Project),
                Series 1993, 6.200%, 2/01/23 (Alternative Minimum Tax)

         250   Memphis, Shelby County, Industrial Development Board, Industrial             No Opt. Call          A1        255,690
                Development Revenue Bonds (Colonial Baking Company - Memphis Project),
                Series 1981, 9.500%, 4/01/01

       1,245   Industrial Development Board of the City of South Fulton,                    10/05 at 102          A3      1,206,393
                Industrial Development Revenue Bonds (Tyson Foods, Inc. Project),
                Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.4%

       3,705   Tennessee State School Bond Authority, Higher Educational                 5/02 at 101 1/2         AAA      3,843,975
                Facilities Bonds, 1992 Series A, 6.250%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 15.0%

       3,060   Blount County, Tennessee, Hospital Revenue Improvement Bonds,                 7/08 at 100        Baa1      2,350,019
                Series 1998B, 5.125%, 7/01/19

       4,000   The Health, Educational and Housing Facility Board of the City of             6/08 at 101          A-      3,140,800
                Chattanooga, Hospital Improvement and Refunding Revenue Bonds,
                Series 1998 (Siskin Hospital for Physical Rehabilitation, Inc. Project),
                5.250%, 6/01/28

       1,550   The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      1,526,766
                Hospital Refunding Revenue Bonds, Series 1993
                (Cookeville General Hospital Project), 5.750%, 10/01/10

       7,350   The City of Jackson, Tennessee, Hospital Revenue Refunding and                4/05 at 102         AAA      7,147,802
                Improvement Bonds, Series 1995 (Jackson - Madison County General
                Hospital Project), 5.625%, 4/01/15

       5,000   The Health and Educational Facilities Board of Johnson City,                  1/09 at 101         AAA      4,481,100
                Hospital Revenue Refunding and Improvement Bonds, Series 1998C
                (Johnson City Medical Center Hospital), 5.250%, 7/01/28

       1,000   The Health, Educational and Housing Facilities Board of the County           No Opt. Call         AAA      1,044,740
                of Knox, Hospital Revenue Bonds, Series 1993A (Fort Sanders
                Alliance Obligated Group), 6.250%, 1/01/13

      16,000   The Health, Educational and Housing Facilities Board of the County            4/09 at 101        Baa1     13,077,280
                of Knox, Revenue Bonds, Series 1999 (University Health System, Inc),
                5.625%, 4/01/29

               Portfolio of Investments
               Nuveen Flagship Tennessee Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $    1,250   The Health and Educational Facilities Board of the Metropolitan              11/05 at 102         AAA   $  1,186,825
                 Government of Nashville and Davidson County, Hospital Revenue Bonds,
                 Series 1995 (Adventist Health System - Sunbelt, Inc.), 5.750%, 11/15/25

       2,395   The Health and Educational Facilities Board of the Metropolitan              11/01 at 102         AAA      2,502,536
                 Government of Nashville and Davidson County, Hospital Revenue Bonds,
                 Series 1991 (Adventist Health System - Sunbelt, Inc.), 7.000%, 11/15/16

       4,000   Shelby County Health Educational and Housing Facility Board, Hospital         8/05 at 100         AAA      3,701,760
                 Revenue Refunding Bonds, Methodist Health System, Inc., Series 1995,
                 5.250%, 8/01/15

       2,500   Sumner County Health Educational and Housing Facilities Board, Revenue       11/04 at 102          A-      2,689,500
                 Refunding Bonds, Sumner Regional Health System, Inc., Series 1994,
                 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.4%

       1,200   The Health, Educational and Housing Facility Board of the City of             7/03 at 102         Aaa      1,196,532
                 Chattanooga, Multifamily Mortgage Revenue Refunding Bonds, Series 1993A
                 (Windridge Apartments - FHA-Insured Mortgage), 5.950%, 7/01/14

               The Health, Educational and Housing Facility Board of the City of
               Chattanooga, Housing Revenue Bonds (GNMA Collateralized - Rainbow Creek
               Apartments Project), Series 1999:
         500     6.125%, 11/20/19 (Alternative Minimum Tax)                                 11/09 at 102         AAA        488,605
       3,955     6.375%, 11/20/39 (Alternative Minimum Tax)                                 11/09 at 102         AAA      3,841,254

       3,500   The Industrial Development Board of the City of Franklin, Multifamily        10/06 at 102         AAA      3,382,960
                 Housing Revenue Refunding Bonds (The Landings Apartments Project),
                 Senior Series 1996A, 6.000%, 10/01/26

               Metropolitan Government of Nashville and Davidson County, Health and
               Educational Facilities Board, Housing Mortgage Revenue Bonds (Herman
               Street), Series 1992:
         250     7.000%, 6/01/17                                                             6/02 at 103         AAA        260,553
         495     7.250%, 6/01/32                                                             6/02 at 103         AAA        518,928

       2,720   The Industrial Development Board of the Metropolitan Government of            1/10 at 102         Aaa      2,719,728
                 Nashville and Davidson County, Multifamily Housing Revenue Refunding
                 Bonds, Series 2000A (GNMA Collateralized - The Valley Forge Apartments
                 Project), 6.375%, 1/20/31
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 13.8%

         205   County of Hamilton, Tennessee, Single Family Mortgage Revenue Bonds           9/00 at 102         AAA        209,166
                 (Home Purchase and Rehabilitation Program), Series 1990, 8.000%,
                 9/01/23 (Alternative Minimum Tax)

       6,000   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/06 at 102          AA      6,024,000
                 Issue 4A, 6.375%, 7/01/22 (Alternative Minimum Tax)

         990   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/07 at 102          AA        962,676
                 Issue 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)

          85   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA         86,141
                 Issue U, 7.400%, 7/01/16

       3,900   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA      3,942,393
                 Issue T, 7.375%, 7/01/23 (Alternative Minimum Tax)

       2,380   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/02 at 102          AA      2,418,675
                 Issue WR, 6.800%, 7/01/17

               Tennessee Housing Development Agency, Homeownership Program Bonds,
               Issue 1998-2:
       4,000     5.350%, 7/01/23 (Alternative Minimum Tax)                                   1/09 at 101          AA      3,548,640
      10,095     5.375%, 7/01/29 (Alternative Minimum Tax)                                   1/09 at 101          AA      8,844,129

       7,700   Tennessee Housing Development Agency, Homeownership Program Bonds,            1/09 at 101          AA      6,856,157
                 Issue 1996-5B (Remarketing), 5.375%, 7/01/23 (Alternative Minimum Tax)

       5,500   Tennessee Housing Development Agency, Homeownership Program Bonds,            1/09 at 101          AA      5,394,235
                 Issue 1999-3, 6.000%, 1/01/20 (Alternative Minimum Tax)

         915   Tennessee Housing Development Agency, Mortgage Finance Program Bonds,         7/04 at 102          AA        930,326
                 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.2%

 $     2,865   The Health and Educational Facilities Board of the Metropolitan               2/08 at 102          AA    $ 2,584,029
                 Government of Nashville and Davidson County, Multi-Modal
                 Interchangeable Rate Health Facility Revenue Bonds (Richland Place,
                 Inc. Project), Series 1993, 5.500%, 5/01/23

       4,700   The Health and Educational Facilities Board of the Metropolitan               7/08 at 102         N/R      3,613,454
                 Government of Nashville and Davidson County, Revenue Refunding Bonds,
                 Series 1998 (The Blakeford at Green Hills), 5.650%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.9%

       1,000   Hamilton County, Tennessee, General Obligation Bonds, Series 1995,            2/05 at 102         Aa2      1,060,590
                 6.250%, 2/01/20

       4,000   Metropolitan Government of Nashville and Davidson County, General             5/07 at 102          AA      3,510,680
                 Obligation Refunding Bonds, Series 1997, 5.125%, 5/15/25

         750   Shelby County, Tennessee, General Obligation Refunding Bonds, 1995            4/05 at 101         AA+        744,953
                 Series A, 5.625%, 4/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 9.0%

       4,000   The Health and Educational Facilities Board of the Metropolitan               6/09 at 100         AAA      3,401,480
                 Government of Nashville and Davidson County, Revenue Refunding and
                 Improvement Bonds (Meharry Medical College Project), Series 1996,
                 5.000%, 12/01/24

       4,000   The Sports Authority of the Metropolitan Government of Nashville              7/06 at 101         AAA      3,861,080
                 and Davidson County, Public Improvement Revenue Bonds (Stadium
                 Project), Series 1996, 5.750%, 7/01/26

       6,275   Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      5,742,441
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

      13,300   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,             No Opt. Call           A     12,731,691
                 Series L (Guaranteed by the Commonwealth of Puerto Rico), 5.500%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 7.3%

               Memphis-Shelby County Airport Authority, Airport Revenue Bonds,
               Series 1999D:
       4,000     6.000%, 3/01/24 (Alternative Minimum Tax)                                   3/10 at 101         AAA      3,937,400
       1,640     6.125%, 3/01/25 (Alternative Minimum Tax)                                   3/10 at 101         AAA      1,637,737

       5,545   Memphis-Shelby County Airport Authority, Special Facilities Revenue           9/01 at 103         BBB      5,867,165
                 Bonds, Series 1984 (Federal Express Corporation), 7.875%, 9/01/09

       4,475   Memphis-Shelby County Airport Authority, Special Facilities Revenue           9/02 at 102         BBB      4,619,006
                 Refunding Bonds, Series 1992 (Federal Express Corporation), 6.750%,
                 9/01/12

               Metropolitan Nashville Airport Authority, Airport Improvement
               Revenue Bonds, Refunding Series 1991C:
         145     6.625%, 7/01/07                                                             7/01 at 102         AAA        150,352
       4,385     6.600%, 7/01/15                                                             7/01 at 102         AAA      4,541,676
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 16.2%

       1,930   The Health, Educational and Housing Facility Board of the City of             9/01 at 102         AAA      2,008,435
                 Chattanooga, Hospital Revenue Bonds, Series 1991A (Memorial Hospital
                 Project), 6.600%, 9/01/12 (Pre-refunded to 9/01/01)

               City of Clarksville, Tennessee, Hospital Revenue Refunding and Improvement
               Bonds, Series 1993 (Clarksville Memorial Hospital Project):
       1,000     6.250%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102     Baa1***      1,046,430
       1,775     6.250%, 7/01/13 (Pre-refunded to 7/01/03)                                   7/03 at 102     Baa1***      1,857,413
       1,250     6.375%, 7/01/18 (Pre-refunded to 7/01/03)                                   7/03 at 102     Baa1***      1,312,438

       1,125   Eastside Utility District of Hamilton County, Water System Revenue           11/01 at 102        A***      1,175,963
                 Bonds, Series 1992, 6.750%, 11/01/11 (Pre-refunded to 11/01/01)

       1,455   Gladeville Utility District of Wilson County, Waterworks Revenue             10/00 at 100         AAA      1,468,546
                 Bonds, Series 1990, 7.400%, 10/01/10 (Pre-refunded to 10/01/00)

       5,000   Johnson City, Tennessee, School Sales Tax Revenue and Unlimited Tax           5/06 at 100         AAA      5,384,100
                 Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

               Portfolio of Investments
               Nuveen Flagship Tennessee Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               The Health and Educational Facilities Board of Johnson City, Hospital
               Revenue Refunding and Improvement Bonds, Series 1991 (Johnson City
               Medical Center Hospital):
  $      440     6.750%, 7/01/16 (Pre-refunded to 7/01/09)                                   7/09 at 100         AAA    $   457,512
       1,650     6.750%, 7/01/16                                                             7/01 at 102         AAA      1,715,670

               The Health and Educational Facilities Board of Johnson City, Hospital
               Revenue Refunding and Improvement Bonds, Series 1998C (Johnson City
               Medical Center Hospital):
       2,825     5.125%, 7/01/25 (Pre-refunded to 7/01/23)                                   7/23 at 100         AAA      2,519,731
       2,175     5.125%, 7/01/25                                                             1/09 at 101         AAA      1,928,420

      41,570   The Health and Educational Facilities Board of the Metropolitan              No Opt. Call         Aaa      9,831,305
                 Government of Nashville and Davidson County, Revenue Bonds, Series
                 1988 (Volunteer Healthcare), Subordinate Lien, 0.000%, 6/01/21

       1,165   The Health and Educational Facilities Board of the Metropolitan              10/07 at 105      N/R***      1,433,800
                 Government of Nashville and Davidson County, Revenue Bonds, Series
                 1992A (Mur-Ci Homes Inc. Project), 9.000%, 10/01/22 (Pre-refunded to
                 10/01/07)

       2,500   The Public Building Authority of the City of Mt. Juliet, Revenue              2/04 at 110         AAA      2,933,300
                 Bonds (Utility District Loan Program), Series B, Madison Suburban
                 Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

         250   Shelby County, Tennessee, General Obligation Refunding Bonds, 1995            4/05 at 101      AA+***        256,905
                 Series A, 5.625%, 4/01/14 (Pre-refunded to 4/01/05)

               Tennessee State Local Development Authority, State Loan Program,
               Series A:
       1,325     7.000%, 3/01/12 (Pre-refunded to 3/01/01)                                   3/01 at 102       AA***      1,372,939
       1,175     7.000%, 3/01/21 (Pre-refunded to 3/01/01)                                   3/01 at 102       AA***      1,217,512

       2,660   Tennessee State Local Development Authority, Community Provider Loan         10/02 at 102        A***      2,815,397
                 Program, 7.000%, 10/01/21 (Pre-refunded to 10/01/02)

       2,300   The White House Utility District of Robertson and Sumner Counties,            1/02 at 102         AAA      2,393,380
                 Water Revenue Refunding and Improvement Bonds, Series 1992B, 6.375%,
                 1/01/22 (Pre-refunded to 1/01/02)

               Wilson County, Tennessee, Series 1994. Certificates of Participation
               (Wilson County Educational Facilities Corporation):
       1,500     6.125%, 6/30/10 (Pre-refunded to 6/30/04)                                   6/04 at 102       A2***      1,573,860
       1,500     6.250%, 6/30/15 (Pre-refunded to 6/30/04)                                   6/04 at 102       A2***      1,580,670
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.1%

       1,520   City of Clarksville, Tennessee, Water, Sewer and Gas Revenue                 No Opt. Call         AAA        596,554
                 Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16

       2,700   City of Fayetteville, Tennessee, Broadband Telecommunications                 4/08 at 101         N/R      2,585,303
                 Network Revenue Bonds, Series 2000, 6.500%, 4/01/20

               The City of Jackson, Tennessee, Electric System Revenue Bonds,
               Series E:
         315     6.300%, 8/01/09                                                             8/00 at 102          A1        322,121
         335     6.300%, 8/01/10                                                             8/00 at 102          A1        342,573
         355     6.300%, 8/01/11                                                             8/00 at 102          A1        363,026
         380     6.300%, 8/01/12                                                             8/00 at 102          A1        388,591

       3,000   City of Jackson, Tennessee, Gas System Revenue Bonds, Series 1997,            4/07 at 100         AAA      2,678,160
                 5.000%, 4/15/18

               Metropolitan Government of Nashville and Davidson County, Electric Revenue
               Bonds, Series 1996A:
       7,800     0.000%, 5/15/11                                                            No Opt. Call         AAA      4,187,040
       8,500     0.000%, 5/15/12                                                            No Opt. Call         AAA      4,271,080

      11,000   The Metropolitan Government of Nashville and Davidson County,                No Opt. Call         AAA      3,425,730
                 Electric System Revenue Bonds, 1998 Series A, 0.000%, 5/15/19

       1,000   The Middle Tennessee Utility District of Cannon, Cumberland, Dekalb,         10/02 at 102         AAA      1,046,420
                 Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                 Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.1%

  $    4,445   City of Knoxville, Tennessee, Waste Water System Refunding and                4/07 at 101          AA   $  3,927,290
                 Improvement Bonds, Series 1998, 5.125%, 4/01/23

       3,000   Madison, Tennessee, Suburban Utility District, Water Revenue                  2/08 at 100         AAA      2,642,610
                 Refunding Bonds, Series 1995, 5.000%, 2/01/19

       1,000   Milcrofton Utility District of Williamson County, Waterworks Revenue          2/06 at 102         N/R        888,750
                 Refunding Bonds, Series 1996 (Junior Lien), 6.000%, 2/01/24

       1,500   Wilson County Water and Wastewater Authority, Waterworks Revenue              3/08 at 102        Baa1      1,490,820
                 Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14
-----------------------------------------------------------------------------------------------------------------------------------
  $  335,895   Total Investments (cost $286,908,632) - 97.6%                                                            277,848,330
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       6,699,795
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $284,548,125
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 2000


                                                                                                               Georgia     Louisiana
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                      $135,853,567  $115,262,346
Cash                                                                                                                --       969,016
Receivables:
 Interest                                                                                                    3,112,569     2,068,635
 Investments sold                                                                                              580,000        35,000
 Shares sold                                                                                                   142,985        74,993
Other assets                                                                                                     3,298         2,680
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                             139,692,419   118,412,670
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                               1,185,610            --
Payables:
 Investments purchased                                                                                              --     3,137,228
 Shares redeemed                                                                                             1,262,642       153,123
Accrued expenses:
 Management fees                                                                                                64,077        53,695
 12b-1 distribution and service fees                                                                            40,206        39,461
 Other                                                                                                          57,872        50,682
Dividends payable                                                                                              241,407       155,181
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                          2,851,814     3,589,370
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $136,840,605  $114,823,300
====================================================================================================================================
Class A Shares
Net assets                                                                                                $104,434,048  $ 77,602,974
Shares outstanding                                                                                          10,433,903     7,555,915
Net asset value and redemption price per share                                                            $      10.01  $      10.27
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price) $      10.45  $      10.72
====================================================================================================================================
Class B Shares
Net assets                                                                                                $ 12,469,551  $ 17,193,559
Shares outstanding                                                                                           1,244,019     1,674,424
Net asset value, offering and redemption price per share                                                  $      10.02  $      10.27
====================================================================================================================================
Class C Shares
Net assets                                                                                                $ 19,531,657  $ 19,073,918
Shares outstanding                                                                                           1,954,927     1,859,265
Net asset value, offering and redemption price per share                                                  $       9.99  $      10.26
====================================================================================================================================
Class R Shares
Net assets                                                                                                $    405,349  $    952,849
Shares outstanding                                                                                              40,618        92,739
Net asset value, offering and redemption price per share                                                  $       9.98  $      10.27
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                        North Carolina     Tennessee
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                      $182,241,375  $277,848,330
Cash                                                                                                                --     2,539,088
Receivables:
 Interest                                                                                                    3,924,998     4,769,272
 Investments sold                                                                                                   --            --
 Shares sold                                                                                                   145,664       352,390
Other assets                                                                                                     5,006        10,907
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                             186,317,043   285,519,987
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                               3,163,351            --
Payables:
 Investments purchased                                                                                              --            --
 Shares redeemed                                                                                               560,940       139,918
Accrued expenses:
 Management fees                                                                                                84,000       130,413
 12b-1 distribution and service fees                                                                            45,209        66,915
 Other                                                                                                          71,863       102,474
Dividends payable                                                                                              398,194       532,142
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                          4,323,557       971,862
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $181,993,486  $284,548,125
====================================================================================================================================
Class A Shares
Net assets                                                                                                $153,091,096  $248,147,631
Shares outstanding                                                                                          16,128,652    24,007,584
Net asset value and redemption price per share                                                            $       9.49  $      10.34
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price) $       9.91  $      10.79
====================================================================================================================================
Class B Shares
Net assets                                                                                                $ 11,541,372  $ 12,526,569
Shares outstanding                                                                                           1,214,147     1,210,749
Net asset value, offering and redemption price per share                                                  $       9.51  $      10.35
====================================================================================================================================
Class C Shares
Net assets                                                                                                $ 16,022,966  $ 23,327,030
Shares outstanding                                                                                           1,690,313     2,256,094
Net asset value, offering and redemption price per share                                                  $       9.48  $      10.34
====================================================================================================================================
Class R Shares
Net assets                                                                                                $  1,338,052  $    546,895
Shares outstanding                                                                                             140,914        52,957
Net asset value, offering and redemption price per share                                                  $       9.50  $      10.33
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2000

                                                                           Georgia      Louisiana    North Carolina       Tennessee
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                     $  9,018,074   $  7,865,865      $ 11,858,687    $ 18,213,551
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            816,481        704,775         1,067,109       1,620,108
12b-1 service fees - Class A                                               230,031        173,309           331,705         520,890
12b-1 distribution and service fees - Class B                              116,789        180,255           105,308         120,337
12b-1 distribution and service fees - Class C                              159,678        155,907           129,949         195,064
Shareholders' servicing agent fees and expenses                            195,730        160,269           335,557         338,481
Custodian's fees and expenses                                              146,216         60,121           112,727         204,177
Trustees' fees and expenses                                                  5,493          5,100             6,634           9,943
Professional fees                                                            5,927            227             2,692          19,005
Shareholders' reports - printing and mailing expenses                       97,781         78,187            30,348         161,867
Federal and state registration fees                                         11,114          8,869             8,607          12,982
Other expenses                                                               7,916          4,736             2,104          14,841
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     1,793,156      1,531,755         2,132,740       3,217,695
  Custodian fee credit                                                      (4,942)       (11,048)          (15,222)        (56,125)
  Expense reimbursement                                                     (6,667)       (16,608)               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             1,781,547      1,504,099         2,117,518       3,161,570
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    7,236,527      6,361,766         9,741,169      15,051,981
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                   (1,858,006)    (2,160,063)       (2,469,733)       (803,231)
Net change in unrealized appreciation or depreciation of investments   (12,307,519)   (11,522,122)      (15,748,868)    (26,425,394)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       (14,165,525)   (13,682,185)      (18,218,601)    (27,228,625)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 $ (6,928,998)  $ (7,320,419)     $ (8,477,432)   $(12,176,644)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                                   Georgia                     Louisiana
                                                                         ---------------------------   ---------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                              5/31/00        5/31/99        5/31/00        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  7,236,527   $  7,291,338   $  6,361,766   $  5,932,274
Net realized gain (loss) from investment transactions                      (1,858,006)     1,743,273     (2,160,063)       542,532
Net change in unrealized appreciation or depreciation of investments      (12,307,519)    (4,263,258)   (11,522,122)    (2,258,787)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      (6,928,998)     4,771,353     (7,320,419)     4,216,019
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
 Class A                                                                   (5,865,555)    (6,036,625)    (4,504,634)    (4,530,236)
 Class B                                                                     (530,214)      (302,465)      (839,880)      (554,071)
 Class C                                                                     (962,716)      (938,110)      (962,361)      (749,521)
 Class R                                                                      (20,772)       (13,736)      (100,777)       (98,115)
From accumulated net realized gains from investment transactions:
 Class A                                                                     (437,997)            --        (28,034)      (327,196)
 Class B                                                                      (47,899)            --         (6,316)       (46,841)
 Class C                                                                      (82,105)            --         (6,860)       (60,212)
 Class R                                                                       (1,680)            --           (728)        (8,993)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (7,948,938)    (7,290,936)    (6,449,590)    (6,375,185)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                           17,497,176     39,029,909     18,968,563     42,859,091
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                              3,151,570      2,897,417      2,151,796      2,607,781
----------------------------------------------------------------------------------------------------------------------------------
                                                                           20,648,746     41,927,326     21,120,359     45,466,872

Cost of shares redeemed                                                   (33,781,868)   (17,634,491)   (34,376,053)   (13,310,878)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        (13,133,122)    24,292,835    (13,255,694)    32,155,994
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (28,011,058)    21,773,252    (27,025,703)    29,996,828
Net assets at the beginning of year                                       164,851,663    143,078,411    141,849,003    111,852,175
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $136,840,605   $164,851,663   $114,823,300   $141,849,003
==================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end
 of year                                                                 $   (141,240)  $      1,490   $    (44,267)  $      1,619
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                               North Carolina                  Tennessee
                                                                         ---------------------------   ---------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                              5/31/00        5/31/99        5/31/00        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  9,741,169   $  9,829,859   $ 15,051,981   $ 15,244,309
Net realized gain (loss) from investment transactions                      (2,469,733)       104,431       (803,231)       557,919
Net change in unrealized appreciation or depreciation of investments      (15,748,868)    (3,181,988)   (26,425,394)    (5,201,506)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      (8,477,432)     6,752,302    (12,176,644)    10,600,722
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                  (8,416,716)    (8,995,903)   (13,463,555)   (13,826,854)
  Class B                                                                    (475,616)      (283,644)      (555,619)      (398,784)
  Class C                                                                    (779,526)      (514,487)    (1,190,650)    (1,039,949)
  Class R                                                                     (69,455)       (60,402)       (28,304)       (27,716)
From accumulated net realized gains from investment transactions:
  Class A                                                                          --     (1,598,066)            --             --
  Class B                                                                          --        (60,411)            --             --
  Class C                                                                          --        (99,492)            --             --
  Class R                                                                          --        (11,127)            --             --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (9,741,313)   (11,623,532)   (15,238,128)   (15,293,303)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                           22,428,233     34,546,447     31,814,973     47,588,847
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                           4,811,012      5,975,298      6,596,626      6,661,847
----------------------------------------------------------------------------------------------------------------------------------
                                                                           27,239,245     40,521,745     38,411,599     54,250,694

Cost of shares redeemed                                                   (39,824,543)   (21,940,534)   (53,455,965)   (27,763,938)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        (12,585,298)    18,581,211    (15,044,366)    26,486,756
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (30,804,043)    13,709,981    (42,459,138)    21,794,175
Net assets at the beginning of year                                       212,797,529    199,087,548    327,007,263    305,213,088
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $181,993,486   $212,797,529   $284,548,125   $327,007,263
==================================================================================================================================
Undistributed (Over-distribution of) net investment income at the
 end of year                                                             $      4,838   $      4,982   $   (161,263)  $     24,884
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), the Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), the Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), and the Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Louisiana had an outstanding when-issued purchase commitment of $3,137,228. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                              Georgia
                                                                       -----------------------------------------------------
                                                                               Year Ended                  Year Ended
                                                                                 5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 825,461   $  8,544,862    1,719,183   $ 19,217,921
  Class B                                                                 383,728      3,976,797      806,630      9,032,174
  Class C                                                                 471,068      4,866,904      953,740     10,667,189
  Class R                                                                  10,463        108,613       10,082        112,625
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 247,168      2,562,706      216,299      2,426,448
  Class B                                                                  21,073        218,203       11,396        127,876
  Class C                                                                  34,030        351,928       29,544        330,616
  Class R                                                                   1,818         18,733        1,116         12,477
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,994,809     20,648,746    3,747,990     41,927,326
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (2,266,825)   (23,297,228)  (1,084,049)   (12,116,347)
  Class B                                                                (247,793)    (2,544,506)     (45,215)      (503,665)
  Class C                                                                (765,079)    (7,891,329)    (449,451)    (5,014,371)
  Class R                                                                  (4,837)       (48,805)         (10)          (108)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,284,534)   (33,781,868)  (1,578,725)   (17,634,491)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,289,725)  $(13,133,122)   2,169,265   $ 24,292,835
============================================================================================================================

                                                                                             Louisiana
                                                                       -----------------------------------------------------
                                                                              Year Ended                  Year Ended
                                                                                5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 785,689   $  8,401,450    1,716,601   $ 19,817,323
  Class B                                                                 446,286      4,853,551      914,530     10,557,807
  Class C                                                                 533,059      5,679,766      865,510      9,983,365
  Class R                                                                   2,998         33,796      215,752      2,500,596
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 154,147      1,642,509      175,520      2,033,853
  Class B                                                                  24,548        260,848       24,928        288,244
  Class C                                                                  16,397        174,250       16,348        189,229
  Class R                                                                   6,835         74,189        8,320         96,455
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,969,959     21,120,359    3,937,509     45,466,872
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (2,101,264)   (22,256,744)    (893,149)   (10,322,469)
  Class B                                                                (455,632)    (4,781,672)     (59,695)      (688,490)
  Class C                                                                (569,275)    (5,975,857)    (188,463)    (2,173,160)
  Class R                                                                (132,474)    (1,361,780)     (11,114)      (126,759)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,258,645)   (34,376,053)  (1,152,421)   (13,310,878)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,288,686)  $(13,255,694)   2,785,088   $ 32,155,994
============================================================================================================================

                                                                                         North Carolina
                                                                       -----------------------------------------------------
                                                                              Year Ended                  Year Ended
                                                                                5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               1,458,315   $ 14,186,851    1,497,738   $ 15,852,866
  Class B                                                                 389,060      3,813,690      765,417      8,109,386
  Class C                                                                 409,263      4,079,009      945,187      9,986,996
  Class R                                                                  35,454        348,683       56,314        597,199
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 420,281      4,109,465      510,481      5,422,357
  Class B                                                                  23,669        231,544       16,356        173,663
  Class C                                                                  42,432        414,235       30,647        324,719
  Class R                                                                   5,710         55,768        5,136         54,559
----------------------------------------------------------------------------------------------------------------------------
                                                                        2,784,184     27,239,245    3,827,276     40,521,745
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (3,417,695)   (33,067,872)  (1,889,845)   (19,995,567)
  Class B                                                                (219,771)    (2,131,000)    (100,335)    (1,061,551)
  Class C                                                                (450,529)    (4,368,004)     (68,759)      (724,414)
  Class R                                                                 (26,590)      (257,667)     (14,938)      (159,002)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (4,114,585)   (39,824,543)  (2,073,877)   (21,940,534)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,330,401)  $(12,585,298)   1,753,399   $ 18,581,211
============================================================================================================================

                                                                                             Tennessee
                                                                       -----------------------------------------------------
                                                                              Year Ended                  Year Ended
                                                                                5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               2,319,290   $ 24,668,758    2,608,976   $ 29,959,161
  Class B                                                                 330,315      3,544,572      645,177      7,415,547
  Class C                                                                 327,343      3,527,563      887,754     10,185,551
  Class R                                                                   7,089         74,080        2,492         28,588
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 551,779      5,886,318      525,327      6,045,014
  Class B                                                                  26,020        277,252       17,555        202,163
  Class C                                                                  38,758        413,470       34,095        392,181
  Class R                                                                   1,836         19,586        1,957         22,489
----------------------------------------------------------------------------------------------------------------------------
                                                                        3,602,430     38,411,599    4,723,333     54,250,694
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (4,174,615)   (44,481,379)  (2,109,544)   (24,227,337)
  Class B                                                                (243,522)    (2,583,668)     (68,504)      (782,931)
  Class C                                                                (600,687)    (6,361,852)    (236,242)    (2,705,131)
  Class R                                                                  (2,818)       (29,066)      (4,257)       (48,539)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (5,021,642)   (53,455,965)  (2,418,547)   (27,763,938)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,419,212)  $(15,044,366)   2,304,786   $ 26,486,756
============================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:

                                                                North
                                         Georgia  Louisiana  Carolina  Tennessee
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                 $.0440     $.0455    $.0420     $.0460
  Class B                                  .0375      .0390     .0360      .0395
  Class C                                  .0390      .0405     .0375      .0410
  Class R                                  .0455      .0470     .0435      .0475
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                                                           North
                                           Georgia      Louisiana       Carolina      Tennessee
-----------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities      $ 22,166,788   $ 36,340,072   $ 44,641,197   $ 44,210,538
  Short-term municipal securities               --      8,000,000      9,550,000             --
Sales and maturities:
  Long-term municipal securities        33,883,045     48,769,486     55,286,698     66,701,678
  Short-term municipal securities               --      8,000,000      9,550,000             --
===============================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                          North
                                          Georgia      Louisiana       Carolina      Tennessee
----------------------------------------------------------------------------------------------
                                     $141,337,185   $120,779,500   $190,386,981   $287,305,345
==============================================================================================

At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                              North
                                  Georgia    Louisiana     Carolina    Tennessee
--------------------------------------------------------------------------------
Expiration year:
  2003                           $     --   $       --   $       --   $2,229,031
  2004                                 --           --           --           --
  2005                                 --           --           --           --
  2006                                 --           --           --           --
  2007                                 --           --           --           --
  2008                            689,075    1,112,952    1,052,642      406,519
--------------------------------------------------------------------------------
Total                            $689,075   $1,112,952   $1,052,642   $2,635,550
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:

                                                 Georgia         Louisiana       North Carolina       Tennessee
-----------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                $ 2,886,142      $ 1,829,614       $ 1,648,648        $  4,836,074
   depreciation                                 (8,369,760)      (7,346,768)       (9,794,254)        (14,293,089)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $(5,483,618)     $(5,517,154)      $(8,145,606)       $ (9,457,015)
=================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                                                           Management Fee
-----------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                            .5500 of 1%
For the next $125 million                                                                             .5375 of 1
For the next $250 million                                                                             .5250 of 1
For the next $500 million                                                                             .5125 of 1
For the next $1 billion                                                                               .5000 of 1
For net assets over $2 billion                                                                        .4750 of 1
=================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                               Georgia      Louisiana     North Carolina     Tennessee
--------------------------------------------------------------------------------------
Sales charges collected        $82,545       $93,335         $130,532        $261,795
Paid to authorized dealers      71,116        78,163          130,532         261,795
======================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                               Georgia      Louisiana     North Carolina     Tennessee
--------------------------------------------------------------------------------------
Commission advances           $175,166      $246,409         $244,655        $265,480
======================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                               Georgia     Louisiana      North Carolina     Tennessee
--------------------------------------------------------------------------------------
12b-1 fees retained           $146,414     $209,739          $148,450        $144,925
======================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                               Georgia     Louisiana      North Carolina     Tennessee
--------------------------------------------------------------------------------------
CDSC retained                 $ 63,107     $198,277          $ 63,008        $ 76,348
======================================================================================

7. Composition of Net Assets
At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                Georgia         Louisiana       North Carolina      Tennessee
-------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                               $143,154,538     $121,497,673      $191,186,895      $296,801,954
Undistributed (Over-distribution of) net investment
income                                                            (141,240)         (44,267)            4,838          (161,263)
Accumulated net realized gain (loss) from
investment transactions                                         (1,858,006)      (2,161,268)       (2,599,503)       (3,032,264)
Net unrealized appreciation (depreciation) of investments       (4,314,687)      (4,468,838)       (6,598,744)       (9,060,302)
-------------------------------------------------------------------------------------------------------------------------------
Net assets                                                    $136,840,605     $114,823,300      $181,993,486      $284,548,125
===============================================================================================================================

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
GEORGIA**                              Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000          $11.02       $.52         $(.96)   $(.44)    $(.53)      $(.04)   $(.57)    $10.01         (4.05)%
   1999           11.19        .54          (.17)     .37      (.54)         --     (.54)     11.02          3.34
   1998           10.57        .56           .62     1.18      (.56)         --     (.56)     11.19         11.37
   1997           10.20        .57           .37      .94      (.57)         --     (.57)     10.57          9.39
   1996           10.46        .57          (.25)     .32      (.58)         --     (.58)     10.20          3.05

Class B (2/97)
   2000           11.03        .44          (.96)    (.52)     (.45)       (.04)    (.49)     10.02         (4.79)
   1999           11.20        .46          (.17)     .29      (.46)         --     (.46)     11.03          2.57
   1998           10.57        .48           .63     1.11      (.48)         --     (.48)     11.20         10.66
   1997 (d)       10.66        .14          (.11)     .03      (.12)         --     (.12)     10.57           .31

Class C (1/94)
   2000           11.00        .46          (.96)    (.50)     (.47)       (.04)    (.51)      9.99         (4.61)
   1999           11.17        .48          (.17)     .31      (.48)         --     (.48)     11.00          2.80
   1998           10.55        .50           .62     1.12      (.50)         --     (.50)     11.17         10.79
   1997           10.18        .51           .37      .88      (.51)         --     (.51)     10.55          8.80
   1996           10.44        .51          (.25)     .26      (.52)         --     (.52)     10.18          2.48

Class R (2/97)
   2000           10.99        .53          (.96)    (.43)     (.54)       (.04)    (.58)      9.98         (3.89)
   1999           11.15        .56          (.15)     .41      (.57)         --     (.57)     10.99          3.67
   1998           10.57        .58           .59     1.17      (.59)         --     (.59)     11.15         11.23
   1997 (d)       10.65        .18          (.06)     .12      (.20)         --     (.20)     10.57          1.11
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
GEORGIA**                                       of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000                $104,434        1.06%      4.99%       1.06%      4.99%       1.05%      4.99%          15%
   1999                 128,138         .88       4.68         .74       4.82         .74       4.83           32
   1998                 120,545         .87       4.88         .66       5.09         .66       5.09           25
   1997                 111,518        1.02       5.20         .78       5.44         .78       5.44           39
   1996                 107,862        1.08       5.18         .80       5.46         .80       5.46           59

Class B (2/97)
   2000                  12,470        1.83       4.23        1.82       4.24        1.82       4.24           15
   1999                  11,991        1.63       3.95        1.51       4.08        1.50       4.08           32
   1998                   3,518        1.62       4.08        1.38       4.32        1.38       4.32           25
   1997 (d)                 113        1.63*      4.49*       1.32*      4.80*       1.32*      4.80*          39

Class C (1/94)
   2000                  19,532        1.61       4.44        1.60       4.44        1.60       4.44           15
   1999                  24,358        1.43       4.14        1.30       4.27        1.29       4.28           32
   1998                  18,770        1.42       4.33        1.21       4.54        1.21       4.54           25
   1997                  11,803        1.56       4.63        1.32       4.87        1.32       4.87           39
   1996                   9,433        1.63       4.61        1.34       4.90        1.34       4.90           59

Class R (2/97)
   2000                     405         .88       5.19         .88       5.19         .87       5.20           15
   1999                     364         .68       4.89         .55       5.03         .54       5.03           32
   1998                     245         .67       5.04         .45       5.26         .45       5.26           25
   1997 (d)                  22         .68*      5.41*        .38*      5.71*        .38*      5.71*          39
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
LOUISIANA**                            Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/89)
   2000          $11.38       $.55        $(1.11)   $(.56)    $(.55)      $  --    $(.55)    $10.27         (4.82)%
   1999           11.55        .57          (.13)     .44      (.57)       (.04)    (.61)     11.38          3.73
   1998           11.10        .59           .49     1.08      (.59)       (.04)    (.63)     11.55          9.88
   1997           10.71        .59           .39      .98      (.59)         --     (.59)     11.10          9.37
   1996           10.80        .59          (.08)     .51      (.60)         --     (.60)     10.71          4.77

Class B (2/97)
   2000           11.37        .47         (1.10)    (.63)     (.47)         --     (.47)     10.27         (5.55)
   1999           11.55        .48          (.14)     .34      (.48)       (.04)    (.52)     11.37          2.98
   1998           11.09        .50           .50     1.00      (.50)       (.04)    (.54)     11.55          9.18
   1997 (d)       11.10        .16            --      .16      (.17)         --     (.17)     11.09          1.44

Class C (2/94)
   2000           11.36        .49         (1.10)    (.61)     (.49)         --     (.49)     10.26         (5.36)
   1999           11.54        .50          (.13)     .37      (.51)       (.04)    (.55)     11.36          3.20
   1998           11.09        .52           .50     1.02      (.53)       (.04)    (.57)     11.54          9.32
   1997           10.70        .53           .39      .92      (.53)         --     (.53)     11.09          8.78
   1996           10.80        .53          (.09)     .44      (.54)         --     (.54)     10.70          4.12

Class R (2/97)
   2000           11.38        .57         (1.11)    (.54)     (.57)         --     (.57)     10.27         (4.73)
   1999           11.55        .59          (.13)     .46      (.59)       (.04)    (.63)     11.38          4.03
   1998           11.09        .61           .50     1.11      (.61)       (.04)    (.65)     11.55         10.21
   1997 (d)       11.17        .15          (.08)     .07      (.15)         --     (.15)     11.09           .67
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
LOUISIANA**                                     of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/89)
   2000                 $77,603        1.00%      5.13%        .98%      5.14%        .97%      5.15%          29%
   1999                  99,176         .88       4.76         .75       4.89         .75       4.89           11
   1998                  89,143         .88       5.00         .75       5.13         .75       5.13           15
   1997                  76,030        1.03       5.14         .79       5.38         .79       5.38           25
   1996                  72,005        1.09       5.17         .80       5.46         .80       5.46           26

Class B (2/97)
   2000                  17,194        1.75       4.39        1.74       4.40        1.73       4.41           29
   1999                  18,870        1.63       4.01        1.50       4.15        1.49       4.15           11
   1998                   8,999        1.62       4.21        1.45       4.38        1.45       4.38           15
   1997 (d)                 917        1.65*      4.50*       1.46*      4.69*       1.46*      4.69*          25

Class C (2/94)
   2000                  19,074        1.55       4.59        1.54       4.60        1.53       4.61           29
   1999                  21,352        1.43       4.21        1.30       4.34        1.29       4.34           11
   1998                  13,682        1.42       4.45        1.29       4.58        1.29       4.58           15
   1997                   7,645        1.57       4.59        1.33       4.83        1.33       4.83           25
   1996                   5,658        1.64       4.58        1.35       4.87        1.35       4.87           26

Class R (2/97)
   2000                     953         .75       5.31         .73       5.33         .72       5.34           29
   1999                   2,451         .68       4.97         .55       5.10         .55       5.10           11
   1998                      28         .67       5.17         .52       5.32         .52       5.32           15
   1997 (d)                  --         .08*      5.27*        .04*      5.31*        .04*      5.31*          25
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Louisiana.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
NORTH CAROLINA**                       Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000          $10.38       $.49         $(.89)   $(.40)    $(.49)      $  --    $(.49)    $ 9.49          (3.81)%
   1999           10.62        .51          (.15)     .36      (.51)       (.09)    (.60)     10.38           3.43
   1998           10.28        .53           .34      .87      (.53)         --     (.53)     10.62           8.69
   1997           10.05        .54           .23      .77      (.54)         --     (.54)     10.28           7.79
   1996           10.23        .55          (.18)     .37      (.55)         --     (.55)     10.05           3.67

Class B (2/97)
   2000           10.39        .42          (.88)    (.46)     (.42)         --     (.42)      9.51          (4.44)
   1999           10.62        .44          (.15)     .29      (.43)       (.09)    (.52)     10.39           2.73
   1998           10.28        .45           .35      .80      (.46)         --     (.46)     10.62           7.89
   1997 (d)       10.33        .12          (.06)     .06      (.11)         --     (.11)     10.28            .64

Class C (10/93)
   2000           10.36        .44          (.88)    (.44)     (.44)         --     (.44)      9.48          (4.28)
   1999           10.60        .46          (.16)     .30      (.45)       (.09)    (.54)     10.36           2.85
   1998           10.26        .47           .34      .81      (.47)         --     (.47)     10.60           8.09
   1997           10.03        .48           .23      .71      (.48)         --     (.48)     10.26           7.20
   1996           10.22        .49          (.18)     .31      (.50)         --     (.50)     10.03           3.01

Class R (2/97)
   2000           10.38        .51          (.88)    (.37)     (.51)         --     (.51)      9.50          (3.53)
   1999           10.62        .53          (.15)     .38      (.53)       (.09)    (.62)     10.38           3.61
   1998           10.28        .55           .34      .89      (.55)         --     (.55)     10.62           8.88
   1997 (d)       10.27        .18           .01      .19      (.18)         --     (.18)     10.28           1.92
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
NORTH CAROLINA**                                of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000                $153,091        1.00%      5.06%       1.00%      5.06%        .99%      5.07%          23%
   1999                 183,370         .87       4.66         .74       4.79         .74       4.80           11
   1998                 186,340         .86       5.06         .86       5.06         .86       5.06           29
   1997                 181,595        1.00       5.24         .93       5.31         .93       5.31           23
   1996                 185,016        1.03       5.19         .90       5.32         .90       5.32           54

Class B (2/97)
   2000                  11,541        1.76       4.31        1.76       4.31        1.75       4.32           23
   1999                  10,609        1.63       3.92        1.44       4.11        1.44       4.11           11
   1998                   3,609        1.61       4.23        1.61       4.23        1.61       4.23           29
   1997 (d)                 271        1.62*      4.60*       1.62*      4.60*       1.62*      4.60*          23

Class C (10/93)
   2000                  16,023        1.55       4.51        1.55       4.51        1.54       4.52           23
   1999                  17,507        1.43       4.12        1.24       4.31        1.24       4.31           11
   1998                   8,291        1.41       4.50        1.41       4.50        1.41       4.50           29
   1997                   7,065        1.54       4.70        1.48       4.76        1.48       4.76           23
   1996                   6,589        1.58       4.64        1.45       4.77        1.45       4.77           54

Class R (2/97)
   2000                   1,338         .81       5.26         .81       5.26         .80       5.27           23
   1999                   1,312         .67       4.86         .53       5.01         .53       5.01           11
   1998                     848         .66       5.24         .66       5.24         .66       5.24           29
   1997 (d)                 405         .66*      5.57*        .66*      5.57*        .66*      5.57*          23
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship North Carolina.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
TENNESSEE**                            Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (11/87)
   2000          $11.30       $.54         $(.95)   $(.41)    $(.55)       $ --    $(.55)    $10.34         (3.65)%
   1999           11.46        .55          (.15)     .40      (.56)         --     (.56)     11.30          3.47
   1998           11.06        .58           .40      .98      (.58)         --     (.58)     11.46          9.01
   1997           10.83        .59           .23      .82      (.59)         --     (.59)     11.06          7.71
   1996           11.01        .59          (.18)     .41      (.59)         --     (.59)     10.83          3.78

Class B (2/97)
   2000           11.30        .46          (.94)    (.48)     (.47)         --     (.47)     10.35         (4.29)
   1999           11.46        .47          (.16)     .31      (.47)         --     (.47)     11.30          2.72
   1998           11.06        .49           .40      .89      (.49)         --     (.49)     11.46          8.21
   1997 (d)       11.14        .14          (.09)     .05      (.13)         --     (.13)     11.06           .42

Class C (10/93)
   2000           11.30        .48          (.95)    (.47)     (.49)         --     (.49)     10.34         (4.21)
   1999           11.45        .49          (.15)     .34      (.49)         --     (.49)     11.30          2.97
   1998           11.05        .52           .39      .91      (.51)         --     (.51)     11.45          8.39
   1997           10.82        .53           .23      .76      (.53)         --     (.53)     11.05          7.12
   1996           11.00        .53          (.18)     .35      (.53)         --     (.53)     10.82          3.22

Class R (2/97)
   2000           11.28        .56          (.94)    (.38)     (.57)         --     (.57)     10.33         (3.40)
   1999           11.44        .57          (.15)     .42      (.58)         --     (.58)     11.28          3.68
   1998           11.04        .60           .40     1.00      (.60)         --     (.60)     11.44          9.20
   1997 (d)       11.09        .20          (.05)     .15      (.20)         --     (.20)     11.04          1.40
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
TENNESSEE**                                     of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (11/87)
   2000                $248,148         .99%      5.08%        .99%      5.08%        .98%      5.10%          15%
   1999                 285,935         .84       4.81         .84       4.81         .84       4.81           16
   1998                 278,232         .84       5.09         .82       5.11         .82       5.11           15
   1997                 257,475         .97       5.23         .85       5.35         .85       5.35           23
   1996                 250,886        1.01       5.17         .88       5.30         .88       5.30           38

Class B (2/97)
   2000                  12,527        1.75       4.33        1.75       4.33        1.73       4.35           15
   1999                  12,410        1.59       4.07        1.59       4.08        1.59       4.08           16
   1998                   5,775        1.59       4.30        1.58       4.31        1.58       4.31           15
   1997 (d)                 537        1.60*      4.49*       1.37*      4.72*       1.37*      4.72*          23

Class C (10/93)
   2000                  23,327        1.54       4.53        1.54       4.53        1.52       4.55           15
   1999                  28,134        1.39       4.27        1.39       4.27        1.39       4.27           16
   1998                  20,673        1.39       4.53        1.37       4.55        1.37       4.55           15
   1997                  15,049        1.53       4.67        1.40       4.80        1.40       4.80           23
   1996                  15,483        1.56       4.62        1.43       4.75        1.43       4.75           38

Class R (2/97)
   2000                     547         .81       5.29         .81       5.29         .79       5.31           15
   1999                     529         .64       5.01         .64       5.01         .64       5.01           16
   1998                     534         .64       5.27         .62       5.29         .62       5.29           15
   1997 (d)                 248         .66*      5.55*        .46*      5.75*        .46*      5.75*          23
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Tennessee.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Report of Independent Public Accountants






To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust III:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund (collectively, the "Funds") (the four portfolios constituting the Nuveen Flagship Multistate Trust III (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund of the Nuveen Flagship Multistate Trust III as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

Fund Information





Board of Trustees                     Transfer Agent and
Robert P. Bremner                     Shareholder Services
Lawrence H. Brown                     Chase Global Funds Services Company
Anne E. Impellizzeri                  73 Tremont Street
Peter R. Sawers                       Boston, MA 02108
William J. Schneider                  (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                   Legal Counsel
                                      Morgan, Lewis &
Fund Manager                          Bockius LLP
Nuveen Advisory Corp.                 Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                     Independent Public
                                      Accountants
                                      Arthur Andersen LLP
                                      Chicago, IL


Serving
Investors
For Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen
Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.
Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Accompanying the Statement of Additional Information are the Funds' most recent Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

Item 23: Exhibits.

 a.1.      Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16611) and incorporated herein by reference thereto.
 a.2. Amendment to Declaration of Trust of Registrant dated Septem-ber 15, 2000.
 a.3. Amended Establishment and Designation of Series of Shares of Beneficial Interest dated September 15, 2000.
 a.4. Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
 a.5. Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effec-tive Amendment No. 1 to Registrant's Registration Statement on
           Form N-1A (File No. 333-16611) and incorporated herein by ref-erence thereto.
   b. By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Reg-istration Statement on Form N-1A (File No. 333-16611) and in-corporated herein by reference thereto.
 b.1.      Amendment to By-Laws. Filed as Exhibit b.1 to Post-Effective
           Amendment No. 4 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16611) and incorporated herein by reference thereto.
   c.      Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16611) and incorporated herein by reference thereto.
   d.      Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference thereto.
 d.1.      Renewal of Investment Management Agreement dated June 1, 2000.
   e.      Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective Amend-ment No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference thereto.
 e.1.      Renewal of Distribution Agreement dated July 31, 2000.
   f.      Not applicable.
   g.      Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16611) and incorporated herein by reference thereto.
   h.      Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company. Filed as Exhibit h to Post-Effective
           Amendment No. 3 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16611) and incorporated by reference there-to.
   i.      Opinion of Morgan, Lewis, and Bockius LLP.
   j. Consent of Arthur Andersen LLP, Independent Public Accoun-tants.
   k.      Not applicable.

     l.    Not applicable.
     m.    Amended Plan of Distribution and Service Pursuant to Rule 12b-
           1 for the Class A Shares, Class B Shares and Class C Shares of
           each Fund. Filed as Exhibit m to Post-Effective Amendment No.
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16611) and incorporated herein by reference thereto.
     o.    Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Ex-
           hibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference
           thereto.
 99(a).    Original Powers of Attorney for all of Registrant's trustees authorizing, among others, Gifford R. Zimmerman and Alan G.
           Berkshire to execute the Registration Statement on his or her behalf.
 99(b).    Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-
           istrant's Registration Statement pursuant to power of attor-
           ney.
 99(c).    Code of Ethics and Reporting Requirements.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Municipal Money Market Fund, Inc., and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium

Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than John P. Amboian, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

John P. Amboian is President, formerly Executive Vice President and Chief Financial Officer, and Director of Nuveen Advisory Corp., the investment adviser. Mr. Amboian has, during the last two years, been President, formerly Executive Vice President and Chief Financial Officer of Nuveen Investments, the John Nuveen Company and Nuveen Institutional Advisory Corp.; Executive Vice President of Rittenhouse Financial Services, Inc. and President and Chief Operating Officer of Nuveen Senior Loan Asset Management Inc. (since September
1999).

Item 27: Principal Underwriters

(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Money Market Trust Nuveen Investment Trust, Nuveen Investment Trust II, and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

Name and
Principal
Business      Positions and Offices                   Positions and Offices
Address       with Underwriter                        with Registrant
-----------------------------------------------------------------------------------
Timothy R.    Chairman of the Board,                  Chairman of the Board
Schwertfeger  Chief Executive Officer                 and Trustee
333 West      and Director
Wacker Drive
Chicago, IL
60606

John P.       President                               None
Amboian
333 West
Wacker Drive
Chicago, IL
60606

William       Executive Vice President                None
Adams IV
333 West
Wacker Drive
Chicago, IL
60606

Alan          Senior Vice President and Secretary     Vice President and
Berkshire                                             Assistant Secretary
333 West
Wacker Drive
Chicago, IL
60606

Robert K.     Vice President                          None
Burke
333 West
Wacker Drive
Chicago, IL
60606

Peter H.      Vice President and Treasurer            Vice President and Treasurer
D'Arrigo
333 West
Wacker Drive
Chicago, IL
60606

Stephen D.    Vice President                          Vice President and Controller
Foy
333 West
Wacker Drive
Chicago, IL
60606

Benjamin T.   Vice President                          None
Fulton
333 West
Wacker Drive
Chicago, IL
60606

Richard D.    Executive Vice President                None
Hughes
Two Radnor
Corporate
Center
Radnor, PA
19087

Anna R.       Vice President                          None
Kucinskis
333 West
Wacker Drive
Chicago, IL
60606

Robert B.     Vice President                          None
Kuppenheimer
19900 MacAr-
thur Blvd.
Irvine, CA
92612

Larry W.      Vice President and                      Vice President and
Martin        Assistant Secretary                     Assistant Secretary
333 West
Wacker Drive
Chicago, IL
60606

Thomas C.     Vice President                          None
Muntz
333 West
Wacker Drive
Chicago, IL
60606

Paul C. Wil-  Vice President                          None
liams
333 West
Wacker Drive
Chicago, IL
60606

Allen J.      Group President                         None
Williamson
333 West
Wacker Drive
Chicago, IL
60606

Margaret E.   Vice President and Corporate Controller None
Wilson
333 West
Wacker Drive
Chicago, IL
60606

                               Positions and                       Positions and
Name and Principal             Offices                             Offices
Business Address               with Underwriter                    with Registrant
-------------------------------------------------------------------------------------
Gifford R. Zimmerman           Vice President and                  Vice President and
333 West Wacker Drive          Assistant Secretary                 Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-16611 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of September, 2000.

                                      NUVEEN MULTISTATE TRUST III

                                          /s/ Gifford R. Zimmerman
                                      ------------------------------------------

                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and            September 28, 2000
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)
     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee

                                                     /s/ Gifford R. Zimmerman

                                                 By_____________________________

                                                     Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                      September 28, 2000

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and is filed as an exhibit to this Registration Statement.

                                 EXHIBIT INDEX

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                          Exhibit                              Page
  -------                         -------                          ------------
     a.2   Amendment to Declaration of Trust of Registrant dated
           September 15, 2000.
     a.3   Amended Establishment and Designation of Shares dated
           September 15, 2000.
     d.1   Renewal of Investment Management Agreement dated June
           1, 2000.
     e.1   Renewal of Distribution Agreement dated July 31,
           2000.
     i.    Opinion of Morgan Lewis & Bockius LLP.
     j.    Consent of Arthur Andersen LLP, Independent Public
           Accountants.


 99(a).    Powers of Attorney.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.
 99(c).    Code of Ethics and Reporting Requirements.